UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Steven I. Koszalka

Capital World Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Finding great opportunities in a sub-zero world

Special feature page 4

Capital World Bond Fund® Annual report for the year ended September 30, 2016

Capital World Bond Fund seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2016:

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	4.02%	1.51%	3.78%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.94% for Class A shares as of the prospectus dated December 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.58%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.40%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Finding great opportunities in a sub-zero world

Contents

1	Letter to investors
3	The value of a long-term perspective
10	About your fund
12	Summary investment portfolio
18	Financial statements
41	Board of trustees and other officers

On the cover:
Shibuya Crossing, Tokyo

Fellow investors:

Capital World Bond Fund’s past fiscal year was a period in which bonds in many countries recorded sizable gains. Even so, bond prices fluctuated considerably — influenced by divergent central bank actions. While the U.S. Federal Reserve raised interest rates, the European Central Bank (ECB) took rates deeper into negative territory and the Bank of Japan adopted negative interest rates.

Amid tepid global growth, bond yields (which move inversely to prices) trended lower for much of the 12-month period ended September 30, 2016. Many currencies stabilized or strengthened against the dollar, providing a further lift to market returns. Given that Japan is one of the larger bond markets, the yen’s 18.3% appreciation was especially impactful.

The fund recorded a 12-month total return of 8.08%. The result lagged the unmanaged Bloomberg Barclays Global Aggregate Index, which rose 8.83%. Strong bond selection — especially among corporates — helped relative results, as did relatively low exposure to the British pound; the currency weakened against the dollar following the U.K.’s unexpected referendum vote to leave the European Union. Less-than-index exposure to the yen was the largest negative factor.

The fund’s result was, however, well ahead of the Lipper Global Income Funds Average, a measure of comparable funds, which rose 6.96%. As a fund category, “Global Income” includes a broad spectrum of funds, such as those that fully hedge currency exposure, and others with substantial investments in high-yield bonds (rated BB/Ba and below) or emerging markets bonds. As always, Capital World Bond Fund has maintained its disciplined approach to investing, designed to deliver a consistently high level of total return to fund investors over time. For longer term results see the table below.

Dividends of two cents and five cents were paid in October and December 2015, respectively. In addition, dividends of eight cents were paid in March and June 2016. Fund investors who reinvested their dividends earned an income return of 1.20%, about the same as those who took dividends in cash.

United States

One of the key events during the fund’s past fiscal year was the Fed’s decision to raise interest rates in December 2015 — the first rate hike in nine years. Shortly after the federal funds target rate was increased by 0.25 percentage points to a target range of 0.25%–0.5%, Fed Chair

Results at a glance

For periods ended September 30, 2016, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime[1]

Capital World Bond Fund (Class A shares)	3.79%	8.08%	2.29%	4.18%	6.38%
Bloomberg Barclays Global Aggregate Index[2]	3.73	8.83	1.74	4.26	6.34%
Lipper Global Income Funds Average[3]	4.00	6.96	2.58	4.36	6.32%

[1]	Since August 4, 1987.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd. The Bloomberg Barclays Global Aggregate Index began on December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index was used. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Citigroup data: ©2016 Citigroup Index LLC. All rights reserved.
[3]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Capital World Bond Fund	1

Janet Yellen noted that the economy appeared to be on a path to “sustainable improvement.” By January, however, Fed officials were striking a more dovish tone amid declining U.S. corporate profits and subdued global growth. Investors appeared to conclude that the chances for an imminent rate hike had receded. The Fed held rates steady at its July and September meetings, but gave a generally upbeat outlook for the economy.

The yield on the benchmark 10-year U.S. Treasury note ended the 12-month period nearly a half percentage point lower at 1.60%. Investment-grade (rated BBB/Baa and above) corporate bonds notched an 8.6% gain. Treasury Inflation Protected Securities (TIPS) advanced 6.6%, helped by higher inflation (excluding food and energy) and rising expectations for future inflation. TIPS are a significant holding.

Managers selectively invested in U.S. corporate bonds, including issues from the energy industry, which has benefitted from rising oil prices. After hitting a 12-year low of $27 per barrel in January, crude oil has mostly traded above $40 per barrel. The fund has relatively limited investments in high-yield corporates. Excluding cash, U.S. dollar-denominated debt accounted for 45.8% of the fund’s portfolio as of September 30, 2016, before currency hedging; this amount included 16.0% in Treasury bonds and notes.

Europe

As the Fed tightened monetary policy, the ECB took additional easing steps to try to counter disappointing growth and inflation. ECB President Mario Draghi announced a series of policy actions in March that included reductions in three key lending rates, some of which were already in negative territory. The ECB also expanded its bond-buying program to €80 billion a month (from €60 billion) and pledged to buy corporate bonds in addition to government bonds.

The U.K.’s “Brexit” vote in June sent yields into uncharted negative territory as investors sought safe-haven assets. As of September 30, the yield on Germany’s benchmark 10-year note stood at about –0.12%; U.K. government bonds also hit record lows.

Euro-zone bonds accounted for 11.4% of the fund’s portfolio (before currency hedging) as of September 30. Holdings of government issues from Poland, Hungary and Germany are among the larger exposures. U.K. gilts remain a significant investment. The portfolio’s exposure to the euro has increased, though this exposure remains smaller than that of the index. The euro gained 0.7% over the 12-month period.

Other developed markets

Twice over the period, the Bank of Japan surprised markets. In late January, the central bank sought to kick-start growth and spark inflation by adopting negative short-term interest rates. Then, in September, it announced that it would tailor its official bond purchases in a bid to push 10-year government bond yields back up to around zero. In recent months, managers increased the portfolio’s exposure to the yen — moving it more in line with that of the index. Investments in inflation-linked Japanese government bonds were increased. The fund’s exposure to Japan remains meaningful in absolute terms: 8.5%, before currency hedging.

Developing markets

Developing-country bonds advanced, with most local-currency and dollar-denominated markets notching double-digit gains. Investor sentiment seemed to improve amid rebounding prices for certain commodities, growing expectations for a slower pace of rate hikes by the Fed, and stimulus measures in the euro zone, Japan and China. As of September 30, developing-country bonds amounted to 21.3% of the portfolio (before currency hedging). Managers added to investments in government issues from Argentina, Mexico and Malaysia, while reducing holdings in India.

Looking ahead

Global bonds have done well, helped by stronger currencies like the yen and falling bond yields. And yet concerns about global growth, China and U.S. corporate profits persist. Also, with the U.K.’s negotiations to leave the E.U. and a busy political calendar ahead, Europe could remain a source of volatility in coming months.

With all the uncertainty in mind, a relatively cautious approach to risk seems appropriate. Still, the outlook for global bonds actually includes many bright spots. We have continued to uncover attractive bonds among diverse areas, ranging from Danish mortgage-backed securities and Hungarian government issues, to Malaysian government bonds.

Recent market volatility has actually created great opportunities for research-driven investors to find attractive valuations. We invite you to read our special feature on page 4. There, I share some of the key investment themes in my outlook, like our focus on bond markets where currencies appear more likely to hold steady or strengthen over time. You’ll also hear from some of the investment analysts whose insights are a profoundly important part of our active investment approach.

Thank you for your continued commitment to long-term investing. We look forward to reporting to you again in six months.

Cordially,

Thomas H. Høgh
President

November 9, 2016

For current information about the fund, visit americanfunds.com.

2	Capital World Bond Fund

The value of a long-term perspective

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

How a $10,000 investment has grown over the fund’s lifetime

Year ended September 30

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	With dividends and capital gains reinvested or interest compounded. Results of the Citigroup World Government Bond Index are represented by the purple line. Citigroup data: ©2016 Citigroup Index LLC. All rights reserved.
[4]	Bloomberg Barclays Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index results were used. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period of August 4, 1987, commencement of operations, through September 30, 1987.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment

For periods ended September 30, 2016*
	1 year	5 years	10 years

Class A shares	4.02%	1.51%	3.78%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.94% for Class A shares as of the prospectus dated December 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Capital World Bond Fund	3

Portfolio manager Thomas Høgh outlines five constructive investment themes in his outlook for global bonds. He also talks to a handful of the investment analysts whose insights are a profoundly important part of Capital World Bond Fund’s active approach to investing.

Finding great opportunities
in a sub-zero world

4	Capital World Bond Fund

Welcome to the sub-zero world. It’s a strange place where trillions of dollars of bonds offer negative yields. Central banks in Japan and Europe have adopted negative interest rate policies to try to counter falling inflation, stimulate credit growth and, in some cases, stop their currencies rising.

Japan, the euro zone, Denmark, Switzerland and Sweden all now have negative policy rates. Yields on sizable swaths of the global government bond market have been pulled below zero. In response, many global investors have turned to the U.S. — increasing demand and keeping U.S. bond yields close to historical lows.

For global bond investors this has been a very positive period. Thanks to the wonders of bond math, a decline in yields means a rise in bond prices. Falling yields (alongside the appreciation of the Japanese yen and certain other key currencies against the dollar) have, therefore, helped fuel double-digit gains in some markets over the past year.

Record low yields and high bond returns in 2016, but what’s next?

Investors now find themselves at an interesting juncture. With negative-interest rate policies pulling down yields into record-low or uncharted negative territory, what’s next? Some investors worry that yields must be headed up from here, and that this isn’t a good time to be invested in global bonds.

Whether the overall level of bond yields trends higher, holds steady or moves even lower is hard to predict. That said, it’s difficult to see yields jumping significantly higher in many developed markets — unless there’s a sustained rise in inflation and growth rates. We continue to closely monitor the situation.

And if yields do trend higher, that would presumably be driven by a stronger world economy. In this scenario, bonds in export-dependent economies that are very sensitive to global growth like Australia, Canada, New Zealand and Chile could do well, as could inflation-linked bonds.

Clearly, global bond investors are confronting a complicated and varied investment environment. There’s policy divergence: In the U.S., the Fed’s broadly upbeat outlook for the economy suggests that a rate hike by year-end is quite possible. In contrast, other major central banks have maintained or added to accommodative policies.

Looking forward, it would be no surprise to see longer term bond yields in some markets drift upward if, as I expect, fiscal efforts play a more prominent role in attempts to spark higher growth and inflation.

Already this year we’ve seen an announcement by Prime Minister Shinzō Abe of a ¥28 trillion stimulus package in Japan, as well as increased infrastructure spending in China. Changes in the euro zone and U.S. have been more subtle, with budget deficits drifting higher.

Given uncertainty in the global outlook, a relatively cautious approach to risk seems appropriate at present. That said, there’s much to be optimistic about. Many bond markets across the world currently offer attractive return potential.

Even in the U.S., it’s important to note that when the Fed does hike rates further, they are likely to do so slowly. A gradual increase in rates isn’t so bad for an active investor. It provides an opportunity to reinvest in bonds offering higher yields and, therefore, greater potential returns.

Given uncertainty in the global outlook, a relatively cautious approach to risk seems appropriate at present. That said, there’s much to be optimistic about.

Capital World Bond Fund	5

Jens Søndergaard

“The dollar bull market that began in 2011 finally appears to be coming to an end. Although the U.S. economy is in relatively good shape, the value of the dollar against the euro, the pound and certain other currencies looks unjustifiably high.”

Active bond investors have places to go.

An active investor can always seek to generate investment gains by buying attractive securities and selling unattractive ones as markets move. What’s more, global investors have the added flexibility of being able to buy bonds from countries with undervalued currencies.

One of the key strategies we are pursuing currently is identifying attractive markets in countries whose economies are converging with those of more developed markets; our thinking is that their currencies may strengthen — creating a tailwind for total returns.

Compared to the U.S., most economies are at markedly different points in their interest rate cycles. It’s therefore possible to seek favorable opportunities outside the U.S. — in bond markets where yields have already risen in reaction to higher policy rates, as well as those where yields could decline as economies slow.

Every period that I’ve experienced in more than a quarter century of investing has included its own challenges. In my experience, at any given time there are almost always some parts of the global bond market that offer relatively attractive return potential. Five constructive investment themes that I currently see in global bonds are:

1. Dollar strength likely to relent. Amid historically low yields, markets in countries where currencies appear to be undervalued against the dollar are natural focal points. Mexico, Malaysia and Chile look like places where currency could boost total returns over the next couple of years.

2. Seeing value in Central Europe and Scandinavia. Higher growth economies adjacent to the euro zone offer European exposure with some positive twists. Hungary, Poland and the Czech Republic are growing nicely. Norwegian bonds offer a good yield advantage.

3. A brighter tomorrow to follow today’s cloudy outlook for euro zone. The U.K.’s negotiations to leave the E.U. and a busy political calendar may create near-term volatility, but there are some great longer term opportunities there — especially among peripheral government bonds.

4. After years on the sidelines, “dollar bloc” bonds are worth watching. Difficult conditions in Canada and Australia may pressure their currencies (especially the Australian dollar), but benefit bonds as central banks adopt supportive policies.

5. Bright spots in select emerging markets. The prices of some commodities have risen. Weaker currencies are helping economies find a new balance. Economic reforms are on the agenda in several countries, including Argentina, Brazil and India.

Interested in hearing from some of our investment analysts whose tremendous experience and insights have helped shape these five themes and the fund’s portfolio more broadly? Read on.

Currency analyst Jens Søndergaard on finding value in currencies

Past sustained dollar rallies have often gone hand-in-hand with U.S. inflation that is relatively low compared to inflation in America’s main trading partners. Today, the reverse is mostly true: U.S. inflation is relatively high. In the euro zone and Japan, for instance, inflation (the general increase in the costs of goods and services) has declined, with little sign of a meaningful pickup on the horizon.

“I expect U.S. inflation to accelerate faster than inflation elsewhere over the next 18 to 24 months. The Fed is likely to raise

6	Capital World Bond Fund

interest rates — a response that many would assume fuels dollar strength,” explains Jens. “There may be appreciation in the short-term. However, given relative inflation levels and broader consideration of currency valuations, I think the dollar is likely to depreciate over time.”

One of the basic concepts underpinning the framework developed by Jens (a former Bank of England economist) to assess currency valuations is purchasing power parity (PPP). Put simply, this is the notion that the value of goods or services should be the same in different economies (though there can be valid discrepancies because of factors like taxation).

For instance, consider the cost of an iPhone 6s as of July 2016. In the U.S., the typical cost was $649. In Beijing, the same model cost 5,300 renminbi (or, $791 at the then-current exchange rate). If one believes that they should have the same value, the implication is that Chinese currency is overvalued. Over time, the argument goes, market forces should cause the economy to rebalance and the currency to naturally depreciate.

Arguably, services require more nuanced consideration in currency valuation. “A haircut at my favorite barber in Washington D.C. costs $20,” says Jens. “In Beijing, a comparable trim is $4. It seems too cheap, but this cost should naturally trend upward with rising consumer affluence in China.”

Intriguingly, Jens’ work has actually led him to conclude that the renminbi may not be as overvalued as widely thought: “When you remove some of the unrealistic assumptions of standard PPP-type approaches, the renminbi appears to be quite close to a reasonable valuation.” Of course, unexpected things can happen to an economy or policies. Still, it’s reasonable to assume that, sooner or later, exchange rates tend to drift back toward some kind of fair value.

Global bonds may add resilience to an investment mix

Put simply, stock and bond markets typically behave differently. Their returns change by different magnitudes and often move in opposite directions, doing better or worse at different times in the business cycle. Bond returns, therefore, often have served as a counterweight to stock market returns. During recent periods of stock market decline (according to our criteria, the setback of early 2016 wasn’t quite severe enough to make the cut as a “decline”), an investment in the fund could have added resilience to a wider investment mix including global stocks.

Total returns (%) during global stock market declines1

[1]	Declines are based on price declines of 15% or more (without dividends reinvested) in the MSCI World Index, with 100% recovery between declines (except for a 71% recovery between 3/9/09 and 5/2/11).
[2]	Source for MSCI World Index: MSCI. Results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Class A shares, with distributions reinvested.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Capital World Bond Fund	7

Thomas Reithinger

“I went to Poland, mindful of the somewhat bearish perception of the economy from the outside. I left with a more favorable opinion. Being on the ground matters.”

Philip Chitty

“Policymaking often appears to be shaped by history. Maybe hyperin-flation in 1930s Germany helps explain the Bundesbank’s sharp focus on inflation?”

Holger Siebrecht

“My recent trips underscored what a mixed bag African credits are, and the value of on-the-ground research. Sometimes, chance encounters offer profound insights.”

Sovereign debt analyst Thomas Reithinger highlights Central Europe’s allure

A change of government in Poland last year has generated concern among bond investors. Plans for a significant increase in government spending and an unpredictable investment climate have figured among the main worries.

However, on closer analysis, Tom found that these and other possible issues didn’t seem quite as severe as widely assumed. Discussions he had in Warsaw convinced him that the government would ease up on some of its more radical policy proposals. “Bonds of longer maturity appeared to offer investors more than adequate compensation for the risks entailed,” he says. “In August, the government softened its plan for how Polish banks must address troublesome mortgages. Over time, I expect government bond yields to move still lower.”

The story in Hungary has been much more unambiguously positive from a credit perspective, as reflected by upgrades this year. A narrowing budget deficit, strong foreign investment and improving growth outlook have helped Hungary to shed its below-investment-grade rating and fuel a big bond market rally. Meanwhile, the central bank may be more inclined to raise interest rates — a development that could lead to a strengthening currency. With Jens’s analysis also suggesting that the Polish zloty and Hungarian forint may be undervalued, Polish and Hungarian local currency government bonds look like very good value.

Europe-focused fixed income analyst Philip Chitty on the appeal of Ireland

In the euro zone, Philip sees the greatest opportunities in select peripheral countries. He has favored Ireland for a while — it is a sound economy that is improving rapidly. Its credit rating has been on an upward path for several years. Irish bond yields look well-positioned to decline and move closer to those of German bonds.

Regular research trips to Dublin, meeting policymakers, academics and business leaders, have convinced Philip of the validity of his investment thesis. On one recent trip he met with an economic advisor to Ireland’s political leadership. “It was clear they were very determined to repair the damage done by the financial crisis,” explains Philip (a former economist for the U.K. treasury). “Memories of Ireland’s crisis in the early 1980s and the ineffective policy response have not faded. Policymakers in Ireland, and many other countries, are determined not to repeat past mistakes.”

Africa-focused fixed income analyst Holger Siebrecht sees sub-Saharan bright spots

Right now, the balance of risk and return potential in many African bonds isn’t necessarily that compelling for a global bond investor who is wary of volatility. Longer term, however, there is good reason to seek opportunities in Africa.

In a world of slowing growth and negative rates, sub-Saharan Africa is still growing relatively quickly; many economies appear well-positioned to grow by around 5% annually over the next five years — high even when compared to other emerging markets. This provides a supportive backdrop from which governments can make interest payments to bond investors. African bonds tend to have structurally higher yields.

As living standards improve and economies and financial markets develop, yields should decrease and converge with similarly rated bonds from other regions. Typically, African bonds (particularly local currency issues) also have had relatively

8	Capital World Bond Fund

low correlations with other emerging markets, and may serve as a good source of diversification.

Ghana is one country that Holger is keeping an especially close eye on. Growth, inflation and government finances all look to be near inflection points. “After sitting down with Ghanaian central bank officials, it soon became clear that they are serious about bringing inflation down sustainably,” says Holger.

“The cabinet member whom I had met earlier in the day was also clearly committed to working with the IMF to put Ghana back on a sustainable growth path.” Then, over dinner in Accra with an advisor to the opposition presidential candidate, Holger heard a similar economic policy platform espoused. Regardless of who wins the presidential election in December, Ghana’s leaders seem headed on the right economic path.

Asia economist Stephen Green has a cautiously constructive near-term view on China

Dig a little deeper into China’s deficit spending data, explains Stephen, and it soon becomes clear that there was a big ramp up over the 12 months leading to mid-2016. This should be feeding through into a lot more infrastructure investment than we’ve seen.

So far, some commodity prices have advanced, and state sector spending on infrastructure and other projects has merely stabilized. Stephen thinks there could be much more to come. “All in all, there have been few signs of a major stimulus hitting the economy. Forward-looking data is more encouraging,” he explains. “For instance, there has been a big jump in the value of projects on the books of larger state-owned construction firms, and excavator sales are growing. We’ll see what happens down the road.”

Stephen Green

“China’s investment-led recovery should continue through the first half of 2017. This, in turn, should be supportive of prices for several commodities and, therefore, developing economies that export those commodities.”

Your fund’s portfolio managers are experienced, active global bond investors.

Investing amid challenging market conditions is nothing new for the portfolio managers, each of whom independently manages a portion of the fund’s assets, subject to its objectives and overall guidelines. Collectively, the investment team — including a group of analysts that manages a portion of total assets — brings together multiple areas of knowledge and experience, over many market cycles.

Capital World Bond Fund	9

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Where the fund’s assets are invested … and how those markets have done over the past year unaudited

September 30, 2016

			Bond market total returns[1]
			12 months ended
	Capital World Bond Fund		September 30, 2016
	Before forward	After forward	In local		In U.S.
Currency weighting by country:	contracts	contracts	currency		dollars
United States[2]	49.5%	39.7%	5.3%		5.3%
EMU[3]	11.4	20.3	6.5		7.2
Japan	8.5	18.4	5.4		25.0
Poland	4.7	1.7	2.9		2.2
Hungary	4.6	1.2	5.5	[4]	7.6	[4]
Mexico	4.6	4.6	5.9		–7.2
United Kingdom	3.7	2.4	14.3		–2.7
Malaysia	2.6	2.3	7.7		14.6
Denmark	2.5	2.5	7.2		8.1
India	1.7	0.9	—	[5]	—	[5]
Australia	1.2	0.0	6.0		15.5
Chile	0.8	0.8	5.6		11.8
Canada	0.8	0.4	6.4		8.5
Thailand	0.5	0.5	7.6		12.9
Colombia	0.4	0.0	14.0	[4]	22.2	[4]
Sweden	0.4	1.3	3.2		0.9
Norway	0.4	1.8	1.9		8.7
South Africa	0.4	0.3	6.6		8.7
Israel	0.3	0.3	3.4		8.1
Argentina	0.2	0.2	—	[5]	—	[5]
Brazil	0.2	0.2	10.8	[4]	56.5	[4]
Turkey	0.2	0.2	17.7	[4]	18.8	[4]
Philippines	0.2	0.2	9.4	[4]	5.4	[4]
New Zealand	0.1	–0.4	6.3		20.8
Indonesia	0.1	0.1	26.8	[4]	42.3	[4]
Czech Republic	0.0	0.1	2.6		3.8

[1]	Bloomberg Barclays source: Bloomberg Index Services Ltd. Data source: Bloomberg Barclays Global Aggregate Index.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 15.6%.
[3]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.
[4]	Data source: JP Morgan GBI–EM Broad Diversified Index.
[5]	This market is not included in the Bloomberg Barclays Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.

	Before forward	After forward
Currency weighting by region:	contracts	contracts
United States	49.5%	39.7%
Europe	27.9	31.5
Asia/Pacific Basin	14.9	22.0
Other*	7.7	6.8

*	Argentina, Brazil, Canada, Chile, Colombia, Israel, Mexico and South Africa.

10	Capital World Bond Fund

Portfolio summary September 30, 2016

Investment mix by security type	Percent of net assets

Bonds & notes of governments & government agencies outside the U.S.

		Percent of net assets
Euro zone*:
Ireland	1.93%
Germany	1.87
Italy	1.59
Spain	1.52
Slovenia	.81
Belgium	.61
France	.61
Other	.19	9.13%
Japan		8.49
Hungary		5.42
Poland		4.72
Mexico		4.65
United Kingdom		3.25
Malaysia		2.69
India		1.73
Argentina		1.24
Australia		1.23
Other		6.70
		49.25%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

Net assets and portfolio turnover rate

	Fund net assets	Portfolio
Fiscal year	(millions)	turnover rate
2016	$12,621	138%
2015	12,629	185
2014	13,207	205
2013	12,654	199
2012	13,642	142

Expense ratios

as of September 30, 2016

Capital World Bond Fund (Class A shares)	.94%
Lipper Global Income Funds Average (front-end load funds only, excluding funds of funds)	1.02

Capital World Bond Fund	11

Summary investment portfolio September 30, 2016

Bonds, notes & other debt instruments 96.19%	Principal amount (000)		Value (000)
Euros 11.32%
Belgium (Kingdom of), Series 77, 1.00% 2026		€63,500	$77,256
French Republic O.A.T. 1.75% 2024		42,230	54,624
Germany (Federal Republic of) 2.50% 2046		56,150	99,255
Germany (Federal Republic of) 0.10%–4.00% 2023–2044[1]		97,360	135,996
Ireland (Republic of) 3.90% 2023		47,220	66,930
Ireland (Republic of) 1.00% 2026		55,130	65,917
Ireland (Republic of) 2.00%–5.40% 2024–2045		75,365	110,929
Italy (Republic of) 4.50% 2024		38,990	55,419
Italy (Republic of) 1.45%–4.75% 2021–2046		113,285	146,212
Spain (Kingdom of) 3.80% 2024		65,800	91,616
Spain (Kingdom of) 1.30% 2026		51,000	59,238
Spain (Kingdom of) 1.95%–5.15% 2025–2028		26,790	38,852
Other securities			426,893
			1,429,137

Japanese yen 8.49%
Japan, Series 326, 0.70% 2022		¥9,825,000	102,611
Japan, Series 329, 0.80% 2023		5,195,000	54,852
Japan, Series 18, 0.10% 2024[1]		21,094,080	217,171
Japan, Series 19, 0.10% 2024[1]		12,979,775	134,456
Japan, Series 336, 0.50% 2024		5,655,000	58,920
Japan, Series 145, 1.70% 2033		6,955,000	85,491
Japan, Series 42, 1.70% 2044		7,940,000	103,959
Japan 0.10%–2.20% 2018–2045[1]		28,306,850	314,432
			1,071,892

Polish zloty 4.72%
Poland (Republic of), Series 0420, 1.50% 2020	PLN	729,525	187,232
Poland (Republic of), Series 1020, 5.25% 2020		319,450	93,565
Poland (Republic of), Series 0421, 2.00% 2021		443,750	115,100
Poland (Republic of), Series 0922, 5.75% 2022		251,955	78,013
Poland (Republic of) 2.75%–5.75% 2021–2025[1]		423,080	122,321
			596,231

Hungarian forints 4.59%
Hungary, Series C, 2.00% 2019	HUF	19,821,570	72,816
Hungary, Series A, 6.50% 2019		31,838,190	132,690
Hungary, Series A, 7.50% 2020		47,499,270	213,993
Hungary, Series B, 5.50% 2025		12,474,160	55,355
Hungary 3.50%–7.00% 2018–2023		24,282,550	104,805
			579,659

Mexican pesos 4.59%
United Mexican States, Series M, 6.50% 2021	MXN	4,827,500	256,761
United Mexican States, Series M20, 10.00% 2024		1,277,100	83,329
United Mexican States, Series M, 5.75% 2026		2,573,000	130,351
United Mexican States 4.00%–10.00% 2017–2042[1]		1,726,891	98,398
Other securities			9,901
			578,740

British pounds 3.69%
United Kingdom 1.00% 2017		£68,900	90,030
United Kingdom 2.00% 2025		40,200	58,165
United Kingdom 3.25% 2044		56,820	102,380
United Kingdom 1.50%–4.50% 2022–2045		105,400	159,045
Other securities			56,121
			465,741

Malaysian ringgits 2.65%
Malaysia (Federation of), Series 0315, 3.659% 2020	MYR	512,875	126,048
Malaysia (Federation of) 3.62%–4.79% 2019–2035		835,700	208,099
			334,147

12	Capital World Bond Fund

	Principal amount (000)		Value (000)
Danish kroner 2.52%
Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr	1,126,758	$174,473
Nykredit Realkredit AS, Series 01E, 2.50% 2047[2]		88,079	13,635
Realkredit Danmark AS, Series 22S, 2.00% 2037[2]		602,116	92,731
Other securities			36,649
			317,488

Indian rupees 1.73%
India (Republic of) 8.83% 2023	INR	4,774,600	79,208
India (Republic of) 7.28%–9.20% 2019–2030		8,568,900	138,582
			217,790

Australian dollars 1.23%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$	86,500	78,397
Australia (Commonwealth of) 3.25%–5.50% 2023–2029		86,200	77,178
			155,575

Chilean pesos 0.78%
Chile (Banco Central de) 4.50% 2021	CLP	61,335,000	95,683
Other securities			3,265
			98,948

Canadian dollars 0.77%
Canada 2.25% 2025	C$	76,340	64,698
Other securities			32,890
			97,588

Argentine pesos 0.21%
Argentina (Central Bank of) 0% 2017	ARS	35,150	2,149
Argentine Republic 18.20% 2021		324,965	21,136
Other securities			2,743
			26,028

U.S. dollars 45.77%
Argentine Republic 6.63%–8.28% 2021–2046[2,3,4]		$112,902	126,091
Government National Mortgage Assn. 3.50%–4.50% 2045–2046[2,5]		149,864	161,500
Hungary 4.00%–7.63% 2019–2041		83,598	104,025
Malaysia (Federation of) 4.646% 2021		4,100	4,598
Slovenia (Republic of) 5.50% 2022		46,940	54,891
U.S. Treasury 1.625% 2019[6]		125,550	128,111
U.S. Treasury 1.75% 2019		74,350	76,206
U.S. Treasury 1.375% 2020		120,450	121,986
U.S. Treasury 1.125% 2021		332,710	332,969
U.S. Treasury 1.125% 2021		65,000	64,944
U.S. Treasury 2.50% 2024		93,700	100,709
U.S. Treasury 3.00% 2045		77,700	88,956
U.S. Treasury 2.25% 2046		202,450	199,464
U.S. Treasury 0.75%–8.00% 2018–2046		394,320	410,796
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		146,598	154,040
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]		144,135	160,401
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2045[1]		162,726	176,350
United Mexican States 3.50%–5.13% 2020–2044		18,085	18,940
Other securities			3,291,259
			5,776,236

Other 3.13%
Other securities			395,005

Total bonds, notes & other debt instruments (cost: $11,909,823,000)			12,140,205

		Shares
Convertible stocks 0.01%
U.S. dollars 0.01%
Other securities			773

Total convertible stocks (cost: $2,416,000)			773

Capital World Bond Fund	13

Common stocks 0.03%	Shares	Value (000)
U.S. dollars 0.03%
Other securities		$3,664

Total common stocks (cost: $11,407,000)		3,664

Short-term securities 3.50%	Principal amount (000)
Bank of Nova Scotia 0.73%–1.03% due 11/2/2016–1/17/2017[3]	$69,900	69,749
Mizuho Bank, Ltd. 0.69%–0.78% due 10/3/2016–11/7/2016[3]	76,100	76,065
Svenska Handelsbanken Inc. 0.86% due 12/12/2016[3]	113,700	113,538
Other securities		183,074

Total short-term securities (cost: $442,342,000)		442,426
Total investment securities 99.73% (cost: $12,365,988,000)		12,587,068
Other assets less liabilities 0.27%		34,077

Net assets 100.00%		$12,621,145

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $3,819,000, which represented .03% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $24,503,000, which represented .19% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $964,000, an aggregate cost of $3,135,000, and which represented .01% of the net assets of the fund) were acquired from 3/10/2010-8/27/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $2,407,872,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 9/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Euros	10/6/2016	HSBC Bank	€23,100	$26,097	$(140)
Euros	10/13/2016	JPMorgan Chase	€6,132	$6,847	45
Euros	10/26/2016	Citibank	€97,700	$109,776	112
Euros	10/26/2016	HSBC Bank	€87,550	$98,441	31
Euros	10/26/2016	HSBC Bank	€64,529	$72,600	(21)
Euros	10/27/2016	Bank of America, N.A.	€24,526	$27,412	175
Euros	10/27/2016	UBS AG	€74,700	$84,476	(453)
Euros	10/28/2016	HSBC Bank	€21,407	$24,129	(49)
Euros	11/4/2016	Barclays Bank PLC	€32,535	$36,350	259
Euros	11/4/2016	Barclays Bank PLC	€32,439	$36,550	(49)
Euros	11/17/2016	JPMorgan Chase	€22,090	$24,886	(15)
Euros	11/23/2016	JPMorgan Chase	€7,037	$8,000	(75)
Japanese yen	10/6/2016	Bank of America, N.A.	¥5,566,143	$55,503	(600)
Japanese yen	10/6/2016	JPMorgan Chase	¥20,890,370	$208,268	(2,210)
Japanese yen	10/11/2016	Barclays Bank PLC	¥12,408,320	$121,709	711
Japanese yen	10/17/2016	HSBC Bank	¥4,334,444	$42,717	57
Japanese yen	10/20/2016	JPMorgan Chase	¥3,818,478	$37,219	469
Japanese yen	10/20/2016	JPMorgan Chase	¥1,246,991	$11,865	443
Japanese yen	10/20/2016	HSBC Bank	¥3,793,765	$37,009	435
Japanese yen	10/21/2016	Citibank	¥2,055,040	$20,097	187
Japanese yen	10/24/2016	HSBC Bank	¥12,195,000	$122,404	(2,021)
Japanese yen	10/27/2016	JPMorgan Chase	¥4,075,718	$39,905	333
Japanese yen	10/27/2016	UBS AG	¥3,810,986	$37,327	298
Japanese yen	10/27/2016	Citibank	¥3,129,013	$30,644	248
Japanese yen	10/27/2016	UBS AG	¥8,147,385	$81,000	(563)
Japanese yen	10/28/2016	HSBC Bank	¥7,480,691	$73,750	108

14	Capital World Bond Fund

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 9/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Japanese yen	10/28/2016	HSBC Bank	¥10,845,799	$108,357	$(1,274)
Japanese yen	10/28/2016	Citibank	¥12,022,015	$120,037	(1,341)
Japanese yen	12/5/2016	JPMorgan Chase	¥3,360,440	$33,465	(232)
Japanese yen	12/5/2016	UBS AG	¥4,544,064	$45,247	(309)
Norwegian kroner	10/19/2016	Barclays Bank PLC	NKr207,685	$25,500	480
Norwegian kroner	10/26/2016	Bank of America, N.A.	NKr224,116	$27,638	398
Norwegian kroner	10/27/2016	Bank of America, N.A.	NKr450,693	$54,281	2,100
Norwegian kroner	11/3/2016	Bank of America, N.A.	NKr213,338	$25,732	956
Swedish kronor	10/19/2016	Barclays Bank PLC	SKr154,347	$18,221	(212)
Swedish kronor	10/21/2016	Barclays Bank PLC	SKr42,772	$5,000	(9)
Swedish kronor	10/24/2016	Barclays Bank PLC	SKr154,107	$18,502	(516)
					$(2,244)
Sales:
Australian dollars	10/12/2016	JPMorgan Chase	€27,361	A$40,000	147
Australian dollars	10/19/2016	JPMorgan Chase	$2,424	A$3,200	(24)
Australian dollars	10/21/2016	UBS AG	$72,829	A$95,300	(73)
Australian dollars	10/24/2016	Bank of America, N.A.	$31,876	A$42,550	(671)
Australian dollars	10/26/2016	JPMorgan Chase	$17,192	A$22,500	(17)
British pounds	10/7/2016	Bank of America, N.A.	$1,386	£1,050	25
British pounds	10/13/2016	HSBC Bank	$979	£745	13
British pounds	10/18/2016	Bank of New York Mellon	$19,276	£14,800	85
British pounds	10/19/2016	Bank of New York Mellon	$8,856	£6,700	169
British pounds	10/19/2016	Barclays Bank PLC	$5,950	£4,500	114
British pounds	10/21/2016	HSBC Bank	$27,084	£20,350	695
British pounds	10/21/2016	Barclays Bank PLC	€23,981	£20,300	642
British pounds	10/21/2016	Barclays Bank PLC	$12,645	£9,500	326
British pounds	10/26/2016	UBS AG	$43,748	£33,393	443
British pounds	10/28/2016	HSBC Bank	¥1,716,264	£13,200	(174)
British pounds	11/3/2016	Bank of America, N.A.	$922	£710	1
Canadian dollars	10/17/2016	Bank of America, N.A.	€10,911	C$16,000	70
Canadian dollars	10/18/2016	Bank of America, N.A.	$23,610	C$31,150	(137)
Canadian dollars	10/26/2016	JPMorgan Chase	$15,333	C$20,000	85
Colombian pesos	10/7/2016	Citibank	$21,379	COP63,665,807	(673)
Colombian pesos	10/18/2016	Bank of America, N.A.	$385	COP1,158,000	(15)
Colombian pesos	11/4/2016	JPMorgan Chase	$15,625	COP45,946,200	(201)
Colombian pesos	11/10/2016	Citibank	$9,720	COP28,500,000	(87)
Euros	10/6/2016	UBS AG	$2,483	€2,200	11
Euros	10/6/2016	UBS AG	$2,257	€2,000	10
Euros	10/6/2016	Citibank	SKr219,338	€23,200	(493)
Euros	10/7/2016	HSBC Bank	NKr218,362	€23,475	935
Euros	10/12/2016	Bank of America, N.A.	CZK270,145	€10,000	(4)
Euros	10/12/2016	Citibank	SKr189,781	€20,000	(344)
Euros	10/13/2016	Citibank	$11,979	€10,730	(82)
Euros	10/17/2016	Bank of America, N.A.	$26,834	€24,000	(148)
Euros	10/21/2016	Citibank	SKr176,370	€18,550	(278)
Euros	10/24/2016	Citibank	NKr92,770	€10,000	359
Euros	10/24/2016	Citibank	$2,837	€2,500	25
Euros	10/26/2016	UBS AG	$8,646	€7,680	8
Euros	10/28/2016	HSBC Bank	¥3,813,079	€33,800	(373)
Euros	11/7/2016	HSBC Bank	$5,048	€4,500	(16)
Euros	11/9/2016	Citibank	$10,575	€9,500	(117)
Euros	11/18/2016	Bank of America, N.A.	$9,289	€8,250	— [7]
Euros	12/12/2016	Citibank	$20,069	€17,775	32
Hungarian forints	10/7/2016	HSBC Bank	€14,486	HUF4,500,000	(134)
Hungarian forints	11/4/2016	HSBC Bank	€359,235	HUF111,430,000	(2,184)
Indian rupees	10/7/2016	Citibank	$11,050	INR745,100	(123)
Indian rupees	10/7/2016	Citibank	$12,071	INR814,000	(135)
Indian rupees	10/13/2016	JPMorgan Chase	$39,446	INR2,625,500	116
Indian rupees	10/13/2016	UBS AG	$33,055	INR2,200,000	99
Indian rupees	11/10/2016	Citibank	$4,502	INR301,200	11
Indonesian rupiah	10/14/2016	JPMorgan Chase	$2,161	IDR28,589,600	(25)
Israeli shekels	10/21/2016	HSBC Bank	$1,353	ILS5,100	(9)

Capital World Bond Fund	15

Forward currency contracts (continued)

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 9/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Israeli shekels	10/21/2016	HSBC Bank	$2,386	ILS9,000	$(17)
Japanese yen	10/6/2016	Citibank	$8,825	¥885,000	95
Japanese yen	10/6/2016	Citibank	$4,487	¥450,000	49
Japanese yen	10/7/2016	Bank of America, N.A.	$12,251	¥1,225,204	166
Malaysian ringgits	10/14/2016	UBS AG	$18,991	MYR78,000	145
Malaysian ringgits	10/14/2016	JPMorgan Chase	$14,839	MYR61,000	101
Malaysian ringgits	10/14/2016	Citibank	$1,387	MYR5,700	10
New Zealand dollars	10/12/2016	JPMorgan Chase	€13,227	NZ$20,000	311
New Zealand dollars	10/19/2016	JPMorgan Chase	$2,134	NZ$3,000	(49)
New Zealand dollars	10/28/2016	Bank of America, N.A.	$23,677	NZ$32,450	77
New Zealand dollars	10/28/2016	Bank of America, N.A.	$23,640	NZ$32,600	(69)
Polish zloty	10/21/2016	Citibank	€13,842	PLN60,000	(118)
Polish zloty	10/26/2016	JPMorgan Chase	$39,167	PLN149,385	126
Polish zloty	11/4/2016	Barclays Bank PLC	€267,498	PLN1,157,000	(1,330)
Polish zloty	11/7/2016	Barclays Bank PLC	$27,569	PLN105,615	(27)
South African rand	10/6/2016	JPMorgan Chase	$592	ZAR8,500	(27)
South African rand	11/3/2016	JPMorgan Chase	$9,491	ZAR133,200	(151)
					$(2,824)
Forward currency contracts — net					$(5,068)

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $827,106,000.

							Unrealized
							appreciation
							(depreciation)
Pay/receive			Fixed	Expiration	Notional		at 9/30/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)		(000)
Receive	LCH	3-month SEK-STIBOR	0.5725%	7/24/2020	SKr	43,250	$158
Receive	LCH	3-month USD-LIBOR	1.572	9/16/2020		$60,000	1,055
Receive	LCH	3-month SEK-STIBOR	0.4825	9/22/2020	SKr	300,000	985
Receive	LCH	3-month USD-LIBOR	1.2185	2/8/2021		$120,000	394
Receive	LCH	3-month USD-LIBOR	1.053	7/14/2021		50,000	(264)
Pay	LCH	3-month USD-LIBOR	2.1955	5/6/2025		60,000	(4,012)
Pay	LCH	3-month USD-LIBOR	1.5075	9/22/2026		9,600	(47)
Pay	LCH	6-month EURIBOR	0.7962	9/22/2036		€14,700	(282)
Receive	LCH	6-month EURIBOR	1.6073	7/9/2045		12,000	3,132
Pay	LCH	3-month USD-LIBOR	2.562	11/4/2045		$20,000	(3,804)
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045		8,000	(1,470)
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045		67,000	(12,171)
Pay	LCH	3-month USD-LIBOR	2.556	11/27/2045		47,000	(8,881)
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046		30,000	(4,220)
Pay	LCH	3-month USD-LIBOR	2.116	4/15/2046		25,000	(2,067)
Receive	LCH	6-month EURIBOR	1.1193	5/27/2046		€20,000	2,314
Pay	LCH	3-month USD-LIBOR	1.794	8/3/2046		$50,000	(172)
							$(29,352)

16	Capital World Bond Fund

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $15,825,000.

						Unrealized
					Notional	appreciation
			Number of		amount	at 9/30/2016
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
10 Year Euro-Bund Futures	Eurex	Long	50	December 2016	$ 9,294	$13
10 Year U.S. Treasury Note Futures	CME	Long	50	December 2016	6,531	25
						$38

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,350,107,000, which represented 10.70% of the net assets of the fund.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[5]	Purchased on a TBA basis.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $49,133,000, which represented .39% of the net assets of the fund.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

A$ = Australian dollars

ARS = Argentine pesos

£ = British pounds

C$ = Canadian dollars

CLP = Chilean pesos

CME = CME Group

COP = Colombian pesos

CZK = Czech korunas

DKr = Danish kroner

€ = Euros

Eurex = Eurex Exchange

EURIBOR = Euro Interbank Offered Rate

HUF = Hungarian forints

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

¥ = Japanese yen

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NKr = Norwegian kroner

NZ$ = New Zealand dollars

PLN = Polish zloty

SEK/SKr = Swedish kronor

STIBOR = Stockholm Interbank Offered Rate

TBA = To-be-announced

ZAR = South African rand

See Notes to Financial Statements

Capital World Bond Fund	17

Financial statements

Statement of assets and liabilities at September 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $12,365,988)		$12,587,068
Cash		5,166
Cash denominated in currencies other than U.S. dollars (cost: $7,336)		7,336
Unrealized appreciation on open forward currency contracts		13,346
Receivables for:
Sales of investments	$295,806
Sales of fund’s shares	45,167
Closed forward currency contracts	339
Variation margin	3,484
Interest	123,162
Other	536	468,494
		13,081,410
Liabilities:
Unrealized depreciation on open forward currency contracts		18,414
Payables for:
Purchases of investments	402,311
Repurchases of fund’s shares	24,242
Closed forward currency contracts	5,577
Investment advisory services	4,527
Services provided by related parties	2,831
Trustees’ deferred compensation	214
Variation margin	381
Other	1,768	441,851
Net assets at September 30, 2016		$12,621,145

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,394,961
Distributions in excess of net investment income		(7,752)
Undistributed net realized gain		47,799
Net unrealized appreciation		186,137
Net assets at September 30, 2016		$12,621,145

See Notes to Financial Statements

18	Capital World Bond Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (615,742 total shares outstanding)

		Shares	Net asset
	Net assets	outstanding	value per share
Class A	$6,493,894	316,555	$20.51
Class B	8,402	413	20.34
Class C	390,089	19,376	20.13
Class F-1	367,604	17,962	20.46
Class F-2	1,876,450	91,564	20.49
Class 529-A	314,462	15,290	20.57
Class 529-B	915	45	20.39
Class 529-C	121,770	6,008	20.27
Class 529-E	16,895	827	20.43
Class 529-F-1	39,184	1,915	20.46
Class R-1	11,843	584	20.27
Class R-2	147,785	7,291	20.27
Class R-2E	1,234	60	20.47
Class R-3	151,232	7,387	20.47
Class R-4	117,793	5,745	20.50
Class R-5E	11	1	20.50
Class R-5	78,809	3,836	20.54
Class R-6	2,482,773	120,883	20.54

See Notes to Financial Statements

Capital World Bond Fund	19

Statement of operations for the year ended September 30, 2016	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1,464)		$361,773
Fees and expenses*:
Investment advisory services	$55,307
Distribution services	26,674
Transfer agent services	20,491
Administrative services	3,721
Reports to shareholders	1,246
Registration statement and prospectus	818
Trustees’ compensation	118
Auditing and legal	170
Custodian	2,341
Other	525	111,411
Net investment income		250,362

Net realized gain and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $544)	(75,290)
Forward currency contracts	104,146
Interest rate swaps	(16,431)
Currency transactions	(10,659)	1,766
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $1,068)	767,278
Forward currency contracts	(13,892)
Interest rate swaps	(35,558)
Futures contracts	38
Currency translations	2,133	719,999
Net realized gain and unrealized appreciation		721,765
Net increase in net assets resulting from operations		$972,127

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

20	Capital World Bond Fund

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30
	2016	2015
Operations:
Net investment income	$250,362	$263,682
Net realized gain (loss)	1,766	(233,968)
Net unrealized appreciation (depreciation)	719,999	(566,527)
Net increase (decrease) in net assets resulting from operations	972,127	(536,813)
Dividends and distributions paid to shareholders:
Dividends from net investment income	(152,624)	(124,011)
Distributions from net realized gain on investments	—	(182,169)
Total dividends and distributions paid to shareholders	(152,624)	(306,180)

Net capital share transactions	(827,841)	265,916

Total decrease in net assets	(8,338)	(577,077)

Net assets:
Beginning of year	12,629,483	13,206,560
End of year (including distributions in excess of and undistributed net investment income: $(7,752) and $30,277, respectively)	$12,621,145	$12,629,483

See Notes to Financial Statements

Capital World Bond Fund	21

Notes to financial statements

1. Organization

Capital World Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

22	Capital World Bond Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Capital World Bond Fund	23

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$1,429,137	$—	$1,429,137
Japanese yen	—	1,071,892	—	1,071,892
Polish zloty	—	596,231	—	596,231
Hungarian forints	—	579,659	—	579,659
Mexican pesos	—	578,740	—	578,740
British pounds	—	465,741	—	465,741
Malaysian ringgits	—	334,147	—	334,147
Danish kroner	—	317,488	—	317,488
Indian rupees	—	217,790	—	217,790
Australian dollars	—	155,575	—	155,575
Chilean pesos	—	98,948	—	98,948
Canadian dollars	—	97,588	—	97,588
Argentine pesos	—	26,028	—	26,028
U.S. dollars	—	5,775,621	615	5,776,236
Other	—	395,005	—	395,005
Convertible stocks	—	773	—	773
Common stocks	1,233	191	2,240	3,664
Short-term securities	—	442,426	—	442,426
Total	$1,233	$12,582,980	$2,855	$12,587,068

24	Capital World Bond Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$13,346	$—	$13,346
Unrealized appreciation on interest rate swaps	—	8,038	—	8,038
Unrealized appreciation on futures contracts	38	—	—	38
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(18,414)	—	(18,414)
Unrealized depreciation on interest rate swaps	—	(37,390)	—	(37,390)
Total	$38	$(34,420)	$—	$(34,382)

* Forward currency contracts, interest rate swaps, and futures contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Capital World Bond Fund	25

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

26	Capital World Bond Fund

Unfunded commitments — The fund has participated in a transaction that involves unfunded commitments, which may obligate the fund to purchase additional shares of the applicable issuer. Under the terms of the commitments, which will expire no later than April 1, 2021, the maximum potential exposure as of September 30, 2016, was $345,000. Should such commitments become due in full, these amounts would represent less than .01% of the net assets of the fund as of September 30, 2016.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

Capital World Bond Fund	27

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and futures contracts as of, or for the year ended, September 30, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$13,346	Unrealized depreciation on open forward currency contracts	$18,414
Forward currency	Currency	Receivables for closed forward currency contracts	339	Payables for closed forward currency contracts	5,577
Interest rate swaps	Interest	Net unrealized appreciation*	8,038	Net unrealized depreciation*	37,390
Futures contracts	Interest	Net unrealized appreciation*	38	Net unrealized depreciation*	—
			$21,761		$61,381

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$104,146	Net unrealized depreciation on forward currency contracts	$(13,892)
Interest rate swaps	Interest	Net realized loss on interest rate swaps	(16,431)	Net unrealized depreciation on interest rate swaps	(35,558)
Futures contracts	Interest	Net realized gain on futures	—	Net unrealized appreciation on futures	38
			$87,715		$(49,412)

*	Includes cumulative appreciation/depreciation on interest rate swaps and futures contracts as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps, futures contracts and future delivery contracts. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

28	Capital World Bond Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2016, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$3,968	$(2,739)	$(519)	$—	$710
Bank of New York Mellon	253	—	—	—	253
Barclays Bank PLC	2,532	(2,142)	(390)	—	—
Citibank	1,139	(1,139)	—	—	—
HSBC Bank	2,590	(2,590)	—	—	—
JPMorgan Chase	2,188	(2,188)	—	—	—
UBS AG	1,015	(1,015)	—	—	—
Total	$13,685	$(11,813)	$(909)	$—	$963
Liabilities:
Bank of America, N.A.	$2,739	$(2,739)	$—	$—	$—
Barclays Bank PLC	2,142	(2,142)	—	—	—
Citibank	5,868	(1,139)	(3,270)	—	1,459
HSBC Bank	6,414	(2,590)	—	—	3,824
JPMorgan Chase	5,284	(2,188)	(881)	—	2,215
UBS AG	1,544	(1,015)	—	—	529
Total	$23,991	$(11,813)	$(4,151)	$—	$8,027

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2016, the fund reclassified $135,744,000 from distributions in excess of net investment income to undistributed net realized gain, $23,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $285,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $80,025,000.

Capital World Bond Fund	29

As of September 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$4,443
Undistributed long-term capital gains	42,665
Gross unrealized appreciation on investment securities	548,548
Gross unrealized depreciation on investment securities	(340,540)
Net unrealized appreciation on investment securities	208,008
Cost of investment securities	12,379,060

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2016					Year ended September 30, 2015
										Total
				Total						dividends and
	Ordinary		Long-term	dividends		Ordinary		Long-term		distributions
Share class	income		capital gains	paid		income		capital gains		paid
Class A	$74,286		$—	$74,286		$97,397		$64,961		$162,358
Class B	75		—	75		452		520		972
Class C	1,919		—	1,919		4,212		4,943		9,155
Class F-1	9,419		—	9,419		28,181		18,473		46,654
Class F-2	25,227		—	25,227		15,798		8,710		24,508
Class 529-A	3,366		—	3,366		4,542		3,217		7,759
Class 529-B	5		—	5		38		49		87
Class 529-C	517		—	517		1,112		1,378		2,490
Class 529-E	152		—	152		205		172		377
Class 529-F-1	523		—	523		681		409		1,090
Class R-1	66		—	66		131		149		280
Class R-2	717		—	717		1,285		1,518		2,803
Class R-2E	4		—	4		—	*	—	*	—	*
Class R-3	1,303		—	1,303		1,853		1,567		3,420
Class R-4	1,240		—	1,240		1,544		997		2,541
Class R-5E†	—	*	—	—	*
Class R-5	2,329		—	2,329		2,725		1,428		4,153
Class R-6	31,476		—	31,476		25,012		12,521		37,533
Total	$152,624		$—	$152,624		$185,168		$121,012		$306,180

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. For the year ended September 30, 2016, the investment advisory services fee was $55,307,000, which was equivalent to an annualized rate of 0.441% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets

30	Capital World Bond Fund

to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From October 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Capital World Bond Fund	31

For the year ended September 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$15,329	$13,693		$637		Not applicable
Class B	219	55		Not applicable		Not applicable
Class C	4,022	885		202		Not applicable
Class F-1	2,865	1,855		573		Not applicable
Class F-2	Not applicable	1,864		758		Not applicable
Class 529-A	707	603		156		$262
Class 529-B	20	5		1		2
Class 529-C	1,228	254		62		104
Class 529-E	82	17		8		14
Class 529-F-1	—	78		20		34
Class R-1	126	19		7		Not applicable
Class R-2	1,083	620		73		Not applicable
Class R-2E	3	1		—	*	Not applicable
Class R-3	737	305		74		Not applicable
Class R-4	253	121		51		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	85		66		Not applicable
Class R-6	Not applicable	31		1,033		Not applicable
Total class-specific expenses	$26,674	$20,491		$3,721		$416

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $118,000 in the fund’s statement of operations reflects $102,000 in current fees (either paid in cash or deferred) and a net increase of $16,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

32	Capital World Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of					Net (decrease)
	Sales[1]		dividends and distributions			Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2016

Class A	$853,814	43,280	$72,934	3,719		$(1,241,238)	(63,140)	$(314,490)	(16,141)
Class B	561	29	74	4		(28,837)	(1,474)	(28,202)	(1,441)
Class C	47,499	2,450	1,877	96		(115,371)	(5,974)	(65,995)	(3,428)
Class F-1	269,616	14,009	9,371	493		(2,073,036)	(106,840)	(1,794,049)	(92,338)
Class F-2	2,588,506	131,684	24,363	1,238		(1,662,752)	(83,619)	950,117	49,303
Class 529-A	34,708	1,758	3,365	171		(59,360)	(3,009)	(21,287)	(1,080)
Class 529-B	103	5	5	—	[2]	(2,520)	(128)	(2,412)	(123)
Class 529-C	15,473	794	517	27		(30,573)	(1,571)	(14,583)	(750)
Class 529-E	1,997	101	151	8		(2,755)	(140)	(607)	(31)
Class 529-F-1	6,464	328	523	27		(12,519)	(640)	(5,532)	(285)
Class R-1	2,007	103	66	3		(5,079)	(262)	(3,006)	(156)
Class R-2	34,469	1,771	717	36		(45,267)	(2,330)	(10,081)	(523)
Class R-2E	1,323	68	4	—	[2]	(154)	(8)	1,173	60
Class R-3	39,795	2,022	1,301	66		(50,703)	(2,585)	(9,607)	(497)
Class R-4	40,159	2,014	1,239	63		(29,994)	(1,526)	11,404	551
Class R-5E3	10	1	—	—		—	—	10	1
Class R-5	36,589	1,871	2,329	119		(120,056)	(6,034)	(81,138)	(4,044)
Class R-6	648,058	32,722	31,445	1,605		(119,059)	(6,136)	560,444	28,191
Total net increase (decrease)	$4,621,151	235,010	$150,281	7,675		$(5,599,273)	(285,416)	$(827,841)	(42,731)

Year ended September 30, 2015

Class A	$819,019	41,336	$159,894	8,018		$(1,318,066)	(66,824)	$(339,153)	(17,470)
Class B	1,193	60	961	48		(26,379)	(1,343)	(24,225)	(1,235)
Class C	56,416	2,888	8,990	458		(153,317)	(7,890)	(87,911)	(4,544)
Class F-1	565,853	28,847	46,485	2,346		(326,409)	(16,658)	285,929	14,535
Class F-2	218,568	11,077	23,400	1,175		(361,800)	(18,345)	(119,832)	(6,093)
Class 529-A	38,122	1,920	7,754	388		(66,827)	(3,385)	(20,951)	(1,077)
Class 529-B	206	11	88	4		(2,858)	(145)	(2,564)	(130)
Class 529-C	17,524	892	2,490	126		(34,271)	(1,756)	(14,257)	(738)
Class 529-E	2,414	123	376	19		(4,195)	(214)	(1,405)	(72)
Class 529-F-1	10,549	534	1,089	55		(11,208)	(569)	430	20
Class R-1	2,808	143	279	14		(4,523)	(231)	(1,436)	(74)
Class R-2	38,492	1,967	2,797	141		(50,466)	(2,580)	(9,177)	(472)
Class R-2E	—	—	—	—		—	—	—	—
Class R-3	42,256	2,143	3,416	171		(57,918)	(2,938)	(12,246)	(624)
Class R-4	31,418	1,591	2,537	128		(39,315)	(1,988)	(5,360)	(269)
Class R-5	41,483	2,093	4,150	208		(46,310)	(2,332)	(677)	(31)
Class R-6	674,095	34,018	37,532	1,885		(92,876)	(4,725)	618,751	31,178
Total net increase (decrease)	$2,560,416	129,643	$302,238	15,184		$(2,596,738)	(131,923)	$265,916	12,904

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,927,596,000 and $14,050,234,000, respectively, during the year ended September 30, 2016.

Capital World Bond Fund	33

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 9/30/2016	$19.21	$.38	$1.15	$1.53	$(.23)	$—	$(.23)	$20.51	8.08%	$6,494	.94%	1.94%
Year ended 9/30/2015	20.49	.39	(1.20)	(.81)	(.19)	(.28)	(.47)	19.21	(4.05)	6,393	.93	1.99
Year ended 9/30/2014	20.32	.47	.13	.60	(.43)	—	(.43)	20.49	2.98	7,176	.90	2.27
Year ended 9/30/2013	21.63	.43	(1.02)	(.59)	(.44)	(.28)	(.72)	20.32	(2.80)	7,384	.91	2.09
Year ended 9/30/2012	20.48	.51	1.08	1.59	(.44)	—	(.44)	21.63	7.89	8,306	.89	2.43
Class B:
Year ended 9/30/2016	19.04	.23	1.14	1.37	(.07)	—	(.07)	20.34	7.21	8	1.72	1.18
Year ended 9/30/2015	20.34	.24	(1.20)	(.96)	(.06)	(.28)	(.34)	19.04	(4.77)	35	1.68	1.23
Year ended 9/30/2014	20.16	.32	.12	.44	(.26)	—	(.26)	20.34	2.22	63	1.66	1.54
Year ended 9/30/2013	21.46	.27	(1.02)	(.75)	(.27)	(.28)	(.55)	20.16	(3.56)	92	1.67	1.32
Year ended 9/30/2012	20.35	.35	1.08	1.43	(.32)	—	(.32)	21.46	7.09	142	1.65	1.70
Class C:
Year ended 9/30/2016	18.88	.22	1.12	1.34	(.09)	—	(.09)	20.13	7.19	390	1.74	1.14
Year ended 9/30/2015	20.18	.23	(1.19)	(.96)	(.06)	(.28)	(.34)	18.88	(4.80)	431	1.73	1.19
Year ended 9/30/2014	20.01	.30	.13	.43	(.26)	—	(.26)	20.18	2.17	552	1.70	1.49
Year ended 9/30/2013	21.30	.26	(1.00)	(.74)	(.27)	(.28)	(.55)	20.01	(3.55)	654	1.71	1.28
Year ended 9/30/2012	20.21	.34	1.07	1.41	(.32)	—	(.32)	21.30	7.05	813	1.68	1.63
Class F-1:
Year ended 9/30/2016	19.09	.38	1.13	1.51	(.14)	—	(.14)	20.46	8.01	368	.94	1.98
Year ended 9/30/2015	20.37	.40	(1.21)	(.81)	(.19)	(.28)	(.47)	19.09	(4.05)	2,106	.91	2.03
Year ended 9/30/2014	20.20	.47	.13	.60	(.43)	—	(.43)	20.37	3.01	1,951	.90	2.27
Year ended 9/30/2013	21.51	.43	(1.02)	(.59)	(.44)	(.28)	(.72)	20.20	(2.81)	1,896	.91	2.09
Year ended 9/30/2012	20.37	.50	1.09	1.59	(.45)	—	(.45)	21.51	7.91	1,849	.88	2.39
Class F-2:
Year ended 9/30/2016	19.20	.44	1.14	1.58	(.29)	—	(.29)	20.49	8.37	1,876	.65	2.21
Year ended 9/30/2015	20.48	.45	(1.21)	(.76)	(.24)	(.28)	(.52)	19.20	(3.77)	811	.65	2.28
Year ended 9/30/2014	20.31	.52	.14	.66	(.49)	—	(.49)	20.48	3.29	990	.61	2.54
Year ended 9/30/2013	21.62	.49	(1.02)	(.53)	(.50)	(.28)	(.78)	20.31	(2.53)	621	.64	2.35
Year ended 9/30/2012	20.45	.56	1.10	1.66	(.49)	—	(.49)	21.62	8.23	723	.62	2.67
Class 529-A:
Year ended 9/30/2016	19.26	.37	1.15	1.52	(.21)	—	(.21)	20.57	7.95	314	1.03	1.85
Year ended 9/30/2015	20.54	.38	(1.21)	(.83)	(.17)	(.28)	(.45)	19.26	(4.12)	315	1.02	1.91
Year ended 9/30/2014	20.37	.45	.13	.58	(.41)	—	(.41)	20.54	2.88	358	.99	2.19
Year ended 9/30/2013	21.68	.42	(1.03)	(.61)	(.42)	(.28)	(.70)	20.37	(2.87)	372	.99	2.01
Year ended 9/30/2012	20.53	.49	1.09	1.58	(.43)	—	(.43)	21.68	7.81	401	.97	2.34
Class 529-B:
Year ended 9/30/2016	19.10	.21	1.13	1.34	(.05)	—	(.05)	20.39	7.09	1	1.85	1.06
Year ended 9/30/2015	20.40	.22	(1.19)	(.97)	(.05)	(.28)	(.33)	19.10	(4.88)	3	1.80	1.10
Year ended 9/30/2014	20.22	.29	.13	.42	(.24)	—	(.24)	20.40	2.13	6	1.78	1.42
Year ended 9/30/2013	21.52	.25	(1.03)	(.78)	(.24)	(.28)	(.52)	20.22	(3.68)	9	1.78	1.20
Year ended 9/30/2012	20.41	.33	1.08	1.41	(.30)	—	(.30)	21.52	6.97	15	1.77	1.57

34	Capital World Bond Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
Year ended 9/30/2016	$19.00	$.21	$1.14	$1.35	$(.08)	$—	$(.08)	$20.27	7.19%	$122		1.80%		1.08%
Year ended 9/30/2015	20.32	.22	(1.20)	(.98)	(.06)	(.28)	(.34)	19.00	(4.91)	128		1.79		1.14
Year ended 9/30/2014	20.14	.29	.14	.43	(.25)	—	(.25)	20.32	2.15	152		1.77		1.41
Year ended 9/30/2013	21.45	.25	(1.02)	(.77)	(.26)	(.28)	(.54)	20.14	(3.67)	165		1.77		1.22
Year ended 9/30/2012	20.35	.32	1.09	1.41	(.31)	—	(.31)	21.45	7.00	183		1.76		1.55
Class 529-E:
Year ended 9/30/2016	19.14	.33	1.14	1.47	(.18)	—	(.18)	20.43	7.77	17		1.21		1.68
Year ended 9/30/2015	20.41	.34	(1.20)	(.86)	(.13)	(.28)	(.41)	19.14	(4.29)	16		1.21		1.72
Year ended 9/30/2014	20.24	.41	.13	.54	(.37)	—	(.37)	20.41	2.69	19		1.20		1.98
Year ended 9/30/2013	21.55	.37	(1.02)	(.65)	(.38)	(.28)	(.66)	20.24	(3.11)	20		1.21		1.79
Year ended 9/30/2012	20.42	.44	1.08	1.52	(.39)	—	(.39)	21.55	7.56	21		1.21		2.09
Class 529-F-1:
Year ended 9/30/2016	19.16	.41	1.15	1.56	(.26)	—	(.26)	20.46	8.18	39		.81		2.08
Year ended 9/30/2015	20.44	.42	(1.20)	(.78)	(.22)	(.28)	(.50)	19.16	(3.92)	42		.79		2.14
Year ended 9/30/2014	20.27	.49	.14	.63	(.46)	—	(.46)	20.44	3.13	45		.77		2.40
Year ended 9/30/2013	21.58	.46	(1.02)	(.56)	(.47)	(.28)	(.75)	20.27	(2.67)	39		.77		2.23
Year ended 9/30/2012	20.42	.53	1.09	1.62	(.46)	—	(.46)	21.58	8.08	37		.75		2.55
Class R-1:
Year ended 9/30/2016	19.01	.23	1.13	1.36	(.10)	—	(.10)	20.27	7.24	12		1.68		1.20
Year ended 9/30/2015	20.31	.25	(1.20)	(.95)	(.07)	(.28)	(.35)	19.01	(4.74)	14		1.66		1.26
Year ended 9/30/2014	20.14	.31	.14	.45	(.28)	—	(.28)	20.31	2.24	17		1.65		1.53
Year ended 9/30/2013	21.44	.28	(1.02)	(.74)	(.28)	(.28)	(.56)	20.14	(3.52)	17		1.64		1.35
Year ended 9/30/2012	20.33	.35	1.09	1.44	(.33)	—	(.33)	21.44	7.14	21		1.63		1.69
Class R-2:
Year ended 9/30/2016	19.00	.23	1.14	1.37	(.10)	—	(.10)	20.27	7.26	148		1.70		1.18
Year ended 9/30/2015	20.30	.24	(1.20)	(.96)	(.06)	(.28)	(.34)	19.00	(4.78)	149		1.70		1.23
Year ended 9/30/2014	20.13	.30	.14	.44	(.27)	—	(.27)	20.30	2.19	168		1.71		1.47
Year ended 9/30/2013	21.43	.27	(1.01)	(.74)	(.28)	(.28)	(.56)	20.13	(3.54)	177		1.67		1.32
Year ended 9/30/2012	20.33	.34	1.08	1.42	(.32)	—	(.32)	21.43	7.05	193		1.70		1.62
Class R-2E:
Year ended 9/30/2016	19.20	.30	1.18	1.48	(.21)	—	(.21)	20.47	7.75	1		1.33		1.53
Year ended 9/30/2015	20.50	.42	(1.21)	(.79)	(.23)	(.28)	(.51)	19.20	(3.94)[3]	—	[4]	.78	[3]	2.13	[3]
Period from 8/29/2014 to 9/30/2014[5,6]	21.00	.04	(.54)	(.50)	—	—	—	20.50	(2.38)[3,7]	—	[4]	.06	[3,7]	.17	[3,7]
Class R-3:
Year ended 9/30/2016	19.17	.32	1.15	1.47	(.17)	—	(.17)	20.47	7.78	151		1.23		1.65
Year ended 9/30/2015	20.45	.34	(1.21)	(.87)	(.13)	(.28)	(.41)	19.17	(4.34)	151		1.22		1.71
Year ended 9/30/2014	20.28	.41	.13	.54	(.37)	—	(.37)	20.45	2.67	174		1.21		1.97
Year ended 9/30/2013	21.58	.37	(1.02)	(.65)	(.37)	(.28)	(.65)	20.28	(3.06)	184		1.21		1.79
Year ended 9/30/2012	20.45	.44	1.08	1.52	(.39)	—	(.39)	21.58	7.54	206		1.21		2.10

See page 36 for footnotes.

Capital World Bond Fund	35

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-4:
Year ended 9/30/2016	$19.21	$.39	$1.14	$1.53	$(.24)	$—	$(.24)	$20.50	8.09%	$118		.90%		1.98%
Year ended 9/30/2015	20.48	.40	(1.20)	(.80)	(.19)	(.28)	(.47)	19.21	(3.96)	100		.88		2.05
Year ended 9/30/2014	20.31	.47	.14	.61	(.44)	—	(.44)	20.48	3.02	112		.87		2.30
Year ended 9/30/2013	21.62	.44	(1.03)	(.59)	(.44)	(.28)	(.72)	20.31	(2.78)	108		.88		2.12
Year ended 9/30/2012	20.46	.51	1.09	1.60	(.44)	—	(.44)	21.62	7.96	115		.87		2.45
Class R-5E:
Period from 11/20/2015 to 9/30/2016[5,8]	19.02	.36	1.37	1.73	(.25)	—	(.25)	20.50	9.21 [7]	—	[4]	.72	[9]	2.12	[9]
Class R-5:
Year ended 9/30/2016	19.24	.45	1.15	1.60	(.30)	—	(.30)	20.54	8.45	79		.59		2.29
Year ended 9/30/2015	20.52	.47	(1.22)	(.75)	(.25)	(.28)	(.53)	19.24	(3.71)	152		.58		2.35
Year ended 9/30/2014	20.35	.54	.13	.67	(.50)	—	(.50)	20.52	3.32	162		.57		2.62
Year ended 9/30/2013	21.66	.50	(1.02)	(.52)	(.51)	(.28)	(.79)	20.35	(2.47)	189		.57		2.42
Year ended 9/30/2012	20.49	.57	1.09	1.66	(.49)	—	(.49)	21.66	8.24	219		.57		2.72
Class R-6:
Year ended 9/30/2016	19.24	.46	1.15	1.61	(.31)	—	(.31)	20.54	8.51	2,483		.53		2.35
Year ended 9/30/2015	20.52	.48	(1.22)	(.74)	(.26)	(.28)	(.54)	19.24	(3.66)	1,783		.53		2.42
Year ended 9/30/2014	20.34	.54	.15	.69	(.51)	—	(.51)	20.52	3.44	1,262		.52		2.63
Year ended 9/30/2013	21.66	.52	(1.04)	(.52)	(.52)	(.28)	(.80)	20.34	(2.47)	727		.52		2.51
Year ended 9/30/2012	20.48	.58	1.10	1.68	(.50)	—	(.50)	21.66	8.33	398		.52		2.76

	Year ended September 30
Portfolio turnover rate for all share classes[10]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	138%	185%	205%	199%	142%
Excluding mortgage dollar roll transactions	91%	106%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[4]	Amount less than $1 million.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Not annualized.
[8]	Class R-5E shares were offered beginning November 20, 2015.
[9]	Annualized.
[10]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

36	Capital World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Capital World Bond Fund:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

November 9, 2016

Capital World Bond Fund	37

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2016, through September 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38	Capital World Bond Fund

	Beginning account value 4/1/2016	Ending account value 9/30/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,037.88	$4.85	.95%
Class A - assumed 5% return	1,000.00	1,020.31	4.81	.95
Class B - actual return	1,000.00	1,033.39	8.82	1.73
Class B - assumed 5% return	1,000.00	1,016.39	8.74	1.73
Class C - actual return	1,000.00	1,033.91	8.82	1.73
Class C - assumed 5% return	1,000.00	1,016.39	8.74	1.73
Class F-1 - actual return	1,000.00	1,037.21	5.26	1.03
Class F-1 - assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class F-2 - actual return	1,000.00	1,039.12	3.32	.65
Class F-2 - assumed 5% return	1,000.00	1,021.81	3.29	.65
Class 529-A - actual return	1,000.00	1,037.04	5.21	1.02
Class 529-A - assumed 5% return	1,000.00	1,019.95	5.16	1.02
Class 529-B - actual return	1,000.00	1,033.63	9.33	1.83
Class 529-B - assumed 5% return	1,000.00	1,015.89	9.25	1.83
Class 529-C - actual return	1,000.00	1,034.06	9.08	1.78
Class 529-C - assumed 5% return	1,000.00	1,016.14	9.00	1.78
Class 529-E - actual return	1,000.00	1,036.84	6.08	1.19
Class 529-E - assumed 5% return	1,000.00	1,019.10	6.02	1.19
Class 529-F-1 - actual return	1,000.00	1,038.37	4.04	.79
Class 529-F-1 - assumed 5% return	1,000.00	1,021.11	4.00	.79
Class R-1 - actual return	1,000.00	1,033.85	8.51	1.67
Class R-1 - assumed 5% return	1,000.00	1,016.70	8.44	1.67
Class R-2 - actual return	1,000.00	1,034.32	8.36	1.64
Class R-2 - assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class R-2E - actual return	1,000.00	1,035.64	6.84	1.34
Class R-2E - assumed 5% return	1,000.00	1,018.35	6.78	1.34
Class R-3 - actual return	1,000.00	1,036.72	6.23	1.22
Class R-3 - assumed 5% return	1,000.00	1,018.95	6.17	1.22
Class R-4 - actual return	1,000.00	1,037.99	4.60	.90
Class R-4 - assumed 5% return	1,000.00	1,020.56	4.56	.90
Class R-5E - actual return	1,000.00	1,038.40	3.73	.73
Class R-5E - assumed 5% return	1,000.00	1,021.41	3.70	.73
Class R-5 - actual return	1,000.00	1,039.77	3.07	.60
Class R-5 - assumed 5% return	1,000.00	1,022.06	3.04	.60
Class R-6 - actual return	1,000.00	1,040.45	2.71	.53
Class R-6 - assumed 5% return	1,000.00	1,022.41	2.69	.53

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital World Bond Fund	39

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2016:

Foreign taxes	$0.003 per share
Foreign source income	$0.39 per share
Qualified dividend income	$4,309,000
U.S. government income that may be exempt from state taxation	$12,040,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

40	Capital World Bond Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President and University Professor, The University of Tulsa	80	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 42 for footnotes.

Capital World Bond Fund	41

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Thomas H. Høgh, 1963 President	2001	Partner — Capital Fixed Income Investors, Capital Research Company[6]
David A. Daigle, 1967 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Robert H. Neithart, 1965 Senior Vice President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[6]	Company affiliated with Capital Research and Management Company.

42	Capital World Bond Fund

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Capital World Bond Fund	43

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	Capital World Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2016, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$ 154,000
2016	$ 158,000

b) Audit-Related Fees:
2015	$ 5,000
2016	$ 4,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	$ 8,000
2016	$ 8,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$ 1,148,000
2016	$ 1,169,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$ 5,000
2016	$ 3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,455,000 for fiscal year 2015 and $1,233,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Bond Fund®
Investment portfolio
September 30, 2016
Bonds, notes & other debt instruments 96.19% Euros 11.32%	Principal amount (000)	Value (000)
Allianz SE, 5.625% 2042	€4,500	$6,013
Allianz SE, 4.75% 2049	24,900	31,233
Assicurazioni Generali SPA 7.75% 2042	5,300	6,995
Assicurazioni Generali SPA 10.125% 2042	6,000	8,708
Aviva PLC 6.125% 2043	13,750	18,022
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024	23,900	28,118
Barclays Bank PLC 4.00% 2019[1]	5,450	6,900
Barclays Bank PLC 6.625% 2022	4,750	6,547
Belgium (Kingdom of), Series 68, 2.25% 2023	7	9
Belgium (Kingdom of), Series 77, 1.00% 2026	63,500	77,256
BNP Paribas 2.875% 2026	15,400	18,154
BPCE SA group 4.625% 2023	6,000	8,007
CaixaBank, SA 5.00% 2023	19,100	22,787
France Télécom 5.625% 2018	1,500	1,844
France Télécom 3.125% 2024	4,300	5,826
French Republic O.A.T. 1.75% 2024	42,230	54,624
French Republic O.A.T. 0.50% 2026	14,600	17,000
French Republic O.A.T. 3.25% 2045	2,600	4,579
Germany (Federal Republic of) 0.10% 2023[2]	6,360	7,839
Germany (Federal Republic of) 0.50% 2025	25,300	30,409
Germany (Federal Republic of) 0.50% 2026	34,300	41,089
Germany (Federal Republic of) 4.00% 2037	9,500	18,589
Germany (Federal Republic of) 2.50% 2044	21,900	38,070
Germany (Federal Republic of) 2.50% 2046	56,150	99,255
Greece (Hellenic Republic of) 3.375% 2017	635	700
Greece (Hellenic Republic of) 3.00% 2023[3]	90	77
Greece (Hellenic Republic of) 3.00% 2024[3]	90	74
Greece (Hellenic Republic of) 3.00% 2025[3]	90	73
Greece (Hellenic Republic of) 3.00% 2026[3]	90	72
Greece (Hellenic Republic of) 3.00% 2027[3]	90	70
Greece (Hellenic Republic of) 3.00% 2028[3]	90	68
Greece (Hellenic Republic of) 3.00% 2029[3]	90	66
Greece (Hellenic Republic of) 3.00% 2030[3]	90	65
Greece (Hellenic Republic of) 3.00% 2031[3]	90	64
Greece (Hellenic Republic of) 3.00% 2032[3]	90	63
Greece (Hellenic Republic of) 3.00% 2033[3]	90	62
Greece (Hellenic Republic of) 3.00% 2034[3]	90	61
Greece (Hellenic Republic of) 3.00% 2035[3]	90	60
Greece (Hellenic Republic of) 3.00% 2036[3]	90	60
Greece (Hellenic Republic of) 3.00% 2037[3]	90	60
Greece (Hellenic Republic of) 3.00% 2038[3]	90	59
Greece (Hellenic Republic of) 3.00% 2039[3]	90	59
Greece (Hellenic Republic of) 3.00% 2040[3]	90	59
Greece (Hellenic Republic of) 3.00% 2041[3]	90	59
Greece (Hellenic Republic of) 3.00% 2042[3]	90	59
HSBC Holdings PLC 3.375% 2024	20,410	24,089
Imperial Tobacco Finance PLC 5.00% 2019	12,425	16,112
Capital World Bond Fund — Page 1 of 26

Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
Indonesia (Republic of) 3.375% 2025	€1,400	$1,706
Intesa Sanpaolo SpA 6.625% 2023	28,755	37,956
Ireland (Republic of) 3.90% 2023	47,220	66,930
Ireland (Republic of) 3.40% 2024	24,120	33,833
Ireland (Republic of) 5.40% 2025	29,170	46,949
Ireland (Republic of) 1.00% 2026	55,130	65,917
Ireland (Republic of) 2.40% 2030	9,975	13,757
Ireland (Republic of) 2.00% 2045	12,100	16,390
Italy (Republic of) 3.75% 2021	31,100	40,516
Italy (Republic of) 1.45% 2022	33,275	39,475
Italy (Republic of) 4.75% 2023	13,200	18,914
Italy (Republic of) 4.50% 2024	38,990	55,419
Italy (Republic of) 1.50% 2025	11,600	13,550
Italy (Republic of) 3.50% 2030	22,910	32,099
Italy (Republic of) 3.25% 2046	1,200	1,658
Lloyds Banking Group PLC 6.50% 2020	4,850	6,430
Merrill Lynch & Co., Inc. 4.625% 2018	17,536	21,398
NN Group NV, 4.625% 2044	10,425	12,461
NN Group NV, 4.50% 2049	32,580	36,852
Orange SA 5.00% 2049	11,200	13,706
Portuguese Government 3.85% 2021	16,000	19,503
Portuguese Government 2.875% 2025	3,500	3,861
Rabobank Nederland 3.875% 2023	22,000	28,747
Spain (Kingdom of) 3.80% 2024	65,800	91,616
Spain (Kingdom of) 2.15% 2025	4,800	6,018
Spain (Kingdom of) 1.30% 2026	51,000	59,238
Spain (Kingdom of) 1.95% 2026	7,700	9,506
Spain (Kingdom of) 5.15% 2028	14,290	23,328
Svenska Handelsbanken AB 2.656% 2024	9,650	11,340
		1,429,137
Japanese yen 8.49%
Japan, Series 113, 0.30% 2018	¥3,335,000	33,227
Japan, Series 312, 1.20% 2020	2,395,000	25,083
Japan, Series 315, 1.20% 2021	3,987,800	42,034
Japan, Series 326, 0.70% 2022	9,825,000	102,611
Japan, Series 17, 0.10% 2023[2]	2,857,840	29,408
Japan, Series 329, 0.80% 2023	5,195,000	54,852
Japan, Series 18, 0.10% 2024[2]	21,094,080	217,171
Japan, Series 19, 0.10% 2024[2]	12,979,775	134,456
Japan, Series 337, 0.30% 2024	1,000,000	10,256
Japan, Series 336, 0.50% 2024	5,655,000	58,920
Japan, Series 20, 0.10% 2025[2]	2,921,210	30,304
Japan, Series 340, 0.40% 2025	1,390,000	14,388
Japan, Series 116, 2.20% 2030	4,260,000	54,108
Japan, Series 145, 1.70% 2033	6,955,000	85,491
Japan, Series 150, 1.40% 2034	3,670,000	43,418
Japan, Series 42, 1.70% 2044	7,940,000	103,959
Japan, Series 47, 1.60% 2045	2,490,000	32,206
		1,071,892
Polish zloty 4.72%
Poland (Republic of) 2.75% 2023[2]	PLN17,430	5,105
Poland (Republic of), Series 0420, 1.50% 2020	729,525	187,232
Poland (Republic of), Series 1020, 5.25% 2020	319,450	93,565
Capital World Bond Fund — Page 2 of 26

Bonds, notes & other debt instruments Polish zloty (continued)	Principal amount (000)	Value (000)
Poland (Republic of), Series 0421, 2.00% 2021	PLN443,750	$115,100
Poland (Republic of), Series 1021, 5.75% 2021	178,270	54,154
Poland (Republic of), Series 0922, 5.75% 2022	251,955	78,013
Poland (Republic of), Series 1023, 4.00% 2023	118,630	33,705
Poland (Republic of), Series 0725, 3.25% 2025	108,750	29,357
		596,231
Hungarian forints 4.59%
Hungary, Series A, 5.50% 2018	HUF1,520,000	6,099
Hungary, Series C, 2.00% 2019	19,821,570	72,816
Hungary, Series A, 6.50% 2019	31,838,190	132,690
Hungary, Series B, 3.50% 2020	7,621,650	29,799
Hungary, Series A, 7.50% 2020	47,499,270	213,993
Hungary, Series A, 7.00% 2022	4,355,200	20,046
Hungary, Series A, 6.00% 2023	10,785,700	48,861
Hungary, Series B, 5.50% 2025	12,474,160	55,355
		579,659
Mexican pesos 4.59%
América Móvil, SAB de CV 8.46% 2036	MXN15,000	769
Petróleos Mexicanos 7.19% 2024	133,000	6,352
Petróleos Mexicanos 7.47% 2026	18,000	838
Red de Carreteras de Occidente 9.00% 2028[1]	36,950	1,942
United Mexican States 4.00% 2019[2]	327,288	17,659
United Mexican States 4.00% 2040[2]	277,103	16,245
United Mexican States, Series M, 5.00% 2017	357,500	18,455
United Mexican States, Series M, 5.00% 2019	365,000	18,490
United Mexican States, Series M, 6.50% 2021	4,827,500	256,761
United Mexican States, Series M20, 10.00% 2024	1,277,100	83,329
United Mexican States, Series M, 5.75% 2026	2,573,000	130,351
United Mexican States, Series M30, 10.00% 2036	297,500	21,430
United Mexican States, Series M, 7.75% 2042	102,500	6,119
		578,740
British pounds 3.69%
Apple Inc. 3.05% 2029	£2,000	2,955
Aviva PLC, subordinated 6.875% 2058	2,110	3,319
AXA SA, junior subordinated 5.453% 2049	6,095	8,390
Bank of Scotland PLC 9.375% 2021	4,160	7,089
Barclays Bank PLC 10.00% 2021	400	671
Deutsche Telekom International Finance BV 6.50% 2022	3,746	6,262
Electricité de France SA 6.00% 2114	1,400	2,846
France Télécom 5.375% 2050	1,550	3,145
Lloyds Banking Group PLC 7.625% 2025	2,875	4,954
Lloyds TSB Bank PLC 10.75% 2021	1,025	1,355
National Grid Transco PLC 4.00% 2027	2,700	4,312
Nestlé Finance International Ltd. 2.25% 2023	1,000	1,427
RSA Insurance Group PLC 9.375% 2039	4,833	7,398
United Kingdom 1.00% 2017	68,900	90,030
United Kingdom 1.75% 2022	28,350	39,815
United Kingdom 2.25% 2023	29,450	42,935
United Kingdom 2.00% 2025	40,200	58,165
United Kingdom 1.50% 2026	27,400	37,999
United Kingdom 4.50% 2034	1,100	2,157
United Kingdom 3.25% 2044	56,820	102,380
Capital World Bond Fund — Page 3 of 26

Bonds, notes & other debt instruments British pounds (continued)	Principal amount (000)	Value (000)
United Kingdom 3.50% 2045	£19,100	$36,139
Wal-Mart Stores, Inc. 5.625% 2034	1,000	1,998
		465,741
Malaysian ringgits 2.65%
Malaysia (Federation of), Series 0515, 3.759% 2019	MYR75,050	18,526
Malaysia (Federation of), Series 0315, 3.659% 2020	512,875	126,048
Malaysia (Federation of), Series 0416, 3.62% 2021	104,000	25,586
Malaysia (Federation of), Series 0314, 4.048% 2021	36,250	9,078
Malaysia (Federation of), Series 0215, 3.795% 2022	58,900	14,506
Malaysia (Federation of), Series 0116, 3.80% 2023	114,550	28,287
Malaysia (Federation of), Series 0115, 3.955% 2025	157,250	38,818
Malaysia (Federation of), Series 0415, 3.99% 2025	11,500	2,829
Malaysia (Federation of), Series 0316, 3.90% 2026	60,000	14,925
Malaysia (Federation of), Series 0310, 4.498% 2030	194,100	49,441
Malaysia (Federation of), Series 0415, 4.254% 2035	12,300	3,028
Malaysia (Federation of), Series 0615, 4.786% 2035	11,800	3,075
		334,147
Danish kroner 2.52%
Nordea Kredit 2.00% 2037[1]	DKr236,683	36,649
Nykredit Realkredit AS, Series 01E, 2.00% 2037[1]	1,126,758	174,473
Nykredit Realkredit AS, Series 01E, 2.50% 2047[1]	88,079	13,635
Realkredit Danmark AS, Series 22S, 2.00% 2037[1]	602,116	92,731
		317,488
Indian rupees 1.73%
India (Republic of) 7.28% 2019	INR2,249,600	34,271
India (Republic of) 7.80% 2021	2,360,000	36,736
India (Republic of) 8.83% 2023	4,774,600	79,208
India (Republic of) 8.60% 2028	2,566,500	42,979
India (Republic of) 9.20% 2030	1,392,800	24,596
		217,790
Australian dollars 1.23%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$86,500	78,397
Australia (Commonwealth of), Series 133, 5.50% 2023	36,400	34,289
Australia (Commonwealth of), Series 138, 3.25% 2029	49,800	42,889
		155,575
Chilean pesos 0.78%
Chile (Republic of) 5.00% 2035	CLP2,005,000	3,265
Chile (Banco Central de) 4.50% 2021	61,335,000	95,683
		98,948
Canadian dollars 0.77%
Canada 0.75% 2021	C$22,000	16,878
Canada 2.25% 2025	76,340	64,698
Canada 1.50% 2026	16,000	12,759
Canada 3.50% 2045	3,000	3,253
		97,588
Capital World Bond Fund — Page 4 of 26

Bonds, notes & other debt instruments Thai baht 0.50%	Principal amount (000)	Value (000)
Thailand (Kingdom of) 1.875% 2022	THB1,261,400	$36,156
Thailand (Kingdom of) 3.85% 2025	359,500	11,905
Thailand (Kingdom of) 2.125% 2026	528,000	15,252
		63,313
Colombian pesos 0.45%
Colombia (Republic of), Series UVL, 3.50% 2021[2]	COP20,284,012	7,219
Colombia (Republic of), Series B, 10.00% 2024	8,947,000	3,696
Colombia (Republic of), Series B, 7.50% 2026	81,850,000	29,533
Colombia (Republic of), Series B, 6.00% 2028	52,454,600	16,743
		57,191
Swedish kronor 0.41%
Sweden (Kingdom of), Series 1054, 3.50% 2022	SKr168,370	23,980
Sweden (Kingdom of), Series 1057, 1.50% 2023	215,000	28,197
		52,177
Norwegian kroner 0.39%
Norway (Kingdom of) 2.00% 2023	NKr109,100	14,510
Norway (Kingdom of) 3.00% 2024	241,450	34,385
		48,895
South African rand 0.36%
South Africa (Republic of), Series R-208, 6.75% 2021	ZAR92,650	6,429
South Africa (Republic of), Series R-2023, 7.75% 2023	255,240	18,071
South Africa (Republic of), Series R-214, 6.50% 2041	393,850	20,997
		45,497
Israeli shekels 0.33%
Israel (State of) 5.50% 2042	ILS103,850	40,952
Argentine pesos 0.21%
Argentina (Central Bank of) 0% 2017	ARS23,750	1,455
Argentina (Central Bank of) 0% 2017	7,370	450
Argentina (Central Bank of) 0% 2017	4,030	244
Argentine Republic 21.20% 2018	32,615	2,151
Argentine Republic 22.75% 2018	8,840	592
Argentine Republic 18.20% 2021	324,965	21,136
		26,028
Brazilian reais 0.20%
Brazil (Federative Republic of) 10.00% 2017	BRL22,900	6,991
Brazil (Federative Republic of) 0% 2018	32,000	8,110
Brazil (Federative Republic of) 10.00% 2019	7,000	2,090
Brazil (Federative Republic of) 10.00% 2021	18,000	5,286
Brazil (Federative Republic of) 6.00% 2024[2]	8,941	2,733
		25,210
Capital World Bond Fund — Page 5 of 26

Bonds, notes & other debt instruments Turkish lira 0.18%	Principal amount (000)	Value (000)
Turkey (Republic of) 10.50% 2020	TRY51,450	$18,027
Turkey (Republic of) 2.80% 2023[2]	3,669	1,267
Turkey (Republic of) 2.00% 2024[2]	2,208	702
Turkey (Republic of) 8.00% 2025	6,600	2,019
		22,015
Philippine pesos 0.16%
Philippines (Republic of the) 4.95% 2021	PHP526,000	11,456
Philippines (Republic of the) 3.90% 2022	377,000	7,793
Philippines (Republic of the) 6.25% 2036	40,000	967
		20,216
New Zealand dollars 0.10%
New Zealand 6.00% 2021	NZ$4,725	4,055
New Zealand 5.50% 2023	10,000	8,820
		12,875
Indonesian rupiah 0.05%
Indonesia (Republic of), Series 56, 8.375% 2026	IDR36,000,000	3,007
Indonesia (Republic of), Series 68, 8.375% 2034	43,665,000	3,657
		6,664
U.S. dollars 45.77%
ABB Finance (USA) Inc. 1.625% 2017	$2,000	2,004
ABB Finance (USA) Inc. 2.875% 2022	2,000	2,098
AbbVie Inc. 1.80% 2018	2,700	2,712
AbbVie Inc. 2.50% 2020	15,915	16,260
AbbVie Inc. 2.90% 2022	9,060	9,306
AbbVie Inc. 3.20% 2022	1,335	1,392
AbbVie Inc. 3.60% 2025	16,200	16,973
AbbVie Inc. 4.50% 2035	4,065	4,354
AbbVie Inc. 4.45% 2046	3,495	3,675
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[4]	2,000	2,286
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[4]	20,735	21,168
ACE INA Holdings Inc. 2.30% 2020	855	878
ACE INA Holdings Inc. 2.875% 2022	2,310	2,429
ACE INA Holdings Inc. 3.35% 2026	1,660	1,781
ACE INA Holdings Inc. 4.35% 2045	3,040	3,532
Actavis Funding SCS 2.35% 2018	13,615	13,759
Actavis Funding SCS 3.00% 2020	13,360	13,784
Actavis Funding SCS 3.45% 2022	9,170	9,639
Actavis Funding SCS 3.80% 2025	23,230	24,642
Actavis Funding SCS 4.55% 2035	9,980	10,654
Actavis Funding SCS 4.75% 2045	7,740	8,518
AerCap Holdings NV 3.75% 2019	600	614
AES Corp. 5.50% 2025	2,450	2,536
AES Corp. 6.00% 2026	500	528
Aetna Inc. 1.70% 2018	1,495	1,500
Aetna Inc. 1.90% 2019	1,675	1,690
Aetna Inc. 2.40% 2021	505	512
Aetna Inc. 2.80% 2023	2,730	2,793
Aetna Inc. 3.20% 2026	17,395	17,715
Aetna Inc. 4.25% 2036	7,540	7,854
Aetna Inc. 4.375% 2046	9,150	9,646
Alexandria Real Estate Equities, Inc. 2.75% 2020	790	803
Capital World Bond Fund — Page 6 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Alexandria Real Estate Equities, Inc. 3.90% 2023	$1,350	$1,418
Alexandria Real Estate Equities, Inc. 4.50% 2029	300	323
Allison Transmission Holdings, Inc. 5.00% 2024[4]	475	487
Altria Group, Inc. 2.625% 2020	8,200	8,489
Altria Group, Inc. 4.50% 2043	4,250	4,798
American Campus Communities, Inc. 3.35% 2020	2,000	2,084
American Campus Communities, Inc. 3.75% 2023	11,360	11,908
American Campus Communities, Inc. 4.125% 2024	6,130	6,554
American Electric Power Co., Inc. 1.65% 2017	2,960	2,966
American Energy (Marcellus), Term Loan A, 8.50% 2021[1,5,6]	2,882	249
American Energy (Marcellus), Term Loan B, 5.25% 2020[1,5,6]	4,075	2,262
American Energy (Permian Basin) 7.125% 2020[4]	3,660	2,608
American Energy (Permian Basin) 7.375% 2021[4]	695	495
American Honda Finance Corp. 1.65% 2021	1,420	1,408
American Honda Finance Corp. 2.30% 2026	425	425
Amgen Inc. 1.85% 2021	2,995	2,981
Amgen Inc. 2.25% 2023	17,300	17,264
Amgen Inc. 4.40% 2045	9,135	9,659
Anadarko Petroleum Corp. 4.85% 2021	265	286
Anadarko Petroleum Corp. 5.55% 2026	1,330	1,514
Anadarko Petroleum Corp. 6.60% 2046	1,030	1,261
Anglo American Capital PLC 4.125% 2021[4]	575	581
Anheuser-Busch InBev NV 3.30% 2023	5,235	5,526
Anheuser-Busch InBev NV 3.65% 2026	2,000	2,146
Anheuser-Busch InBev NV 4.90% 2046	3,330	4,010
APT Pipelines Ltd. 4.20% 2025[4]	1,090	1,131
ArcelorMittal 7.75% 2041	5,970	6,254
Argentine Republic 6.875% 2021[4]	12,515	13,654
Argentine Republic 7.50% 2026[4]	43,215	48,876
Argentine Republic 6.625% 2028[4]	15,000	15,900
Argentine Republic 8.28% 2033[1,7]	1,437	1,656
Argentine Republic 7.125% 2036[4]	685	728
Argentine Republic 7.625% 2046[4]	40,050	45,277
Armenia (Republic of) 7.15% 2025[4]	1,060	1,132
Ashland Inc. 4.75% 2022	960	1,002
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	11,100	10,517
AstraZeneca PLC 3.375% 2025	5,800	6,213
AT&T Inc. 2.80% 2021	17,575	18,103
AT&T Inc. 3.00% 2022	16,625	17,116
AT&T Inc. 4.125% 2026	3,591	3,890
AT&T Inc. 8.25% 2031	764	1,132
AT&T Inc. 4.50% 2048[4]	1,045	1,055
Autoridad del Canal de Panama 4.95% 2035[1,4]	3,200	3,631
AXA SA 8.60% 2030	18,550	26,248
Ball Corp. 4.375% 2020	1,350	1,448
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A4, 5.889% 2044[1,6]	22	22
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A4, 5.723% 2049[1,6]	650	658
Banc of America Commercial Mortgage Inc., Series 2007-4, Class AM, 6.005% 2051[1,6]	3,020	3,114
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A4, 6.436% 2051[1,6]	1,660	1,723
Banco Nacional de Comercio Exterior SNC 3.80% 2026[4]	10,420	10,130
Bank of America Corp. 2.625% 2020	6,875	7,023
Bank of America Corp. 2.625% 2021	4,326	4,400
Bank of America Corp. 3.875% 2025	11,045	11,829
Bank of America Corp. 3.50% 2026	5,611	5,847
Barclays Bank PLC 3.65% 2025	4,875	4,828
Capital World Bond Fund — Page 7 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Baxalta Inc. 4.00% 2025	$8,760	$9,341
Bayer AG 3.375% 2024[4]	3,720	3,847
Bayerische Motoren Werke AG 2.00% 2021[4]	2,000	2,024
Bayerische Motoren Werke AG 2.25% 2023[4]	1,000	998
BBVA Bancomer SA 6.50% 2021[4]	1,455	1,595
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.694% 2050[1,6]	1,575	1,618
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 2050[1,6]	2,375	2,456
Becton, Dickinson and Co. 1.80% 2017	3,850	3,870
Becton, Dickinson and Co. 2.675% 2019	3,195	3,302
Becton, Dickinson and Co. 3.734% 2024	11,750	12,772
Becton, Dickinson and Co. 4.685% 2044	3,550	4,075
Berkshire Hathaway Inc. 4.50% 2043	2,900	3,380
Bermuda 5.603% 2020[4]	3,735	4,221
Bermuda 4.138% 2023[4]	4,900	5,280
Bermuda 4.854% 2024[4]	17,675	19,619
BHP Billiton Finance (USA) Ltd. 3.85% 2023	5,200	5,701
BHP Billiton Finance Ltd. 6.25% 2075[4]	2,400	2,604
BHP Billiton Finance Ltd. 6.75% 2075[4]	3,290	3,734
BMC Software, Inc. 8.125% 2021[4]	900	821
Boardwalk Pipeline Partners 3.375% 2023	1,500	1,426
Boardwalk Pipelines, LP 4.95% 2024	2,100	2,202
BPCE SA group 5.70% 2023[4]	27,255	29,732
BPCE SA group 4.50% 2025[4]	9,545	9,656
BPCE SA group 4.875% 2026[4]	5,000	5,213
Brandywine Operating Partnership, LP 5.70% 2017	15	15
Brandywine Operating Partnership, LP 3.95% 2023	750	767
Brazil (Federative Republic of) 4.25% 2025	3,545	3,544
British American Tobacco International Finance PLC 2.75% 2020[4]	2,350	2,435
British American Tobacco International Finance PLC 3.50% 2022[4]	1,705	1,832
Buenos Aires (City of) 8.95% 2021[1]	2,580	2,954
Buenos Aires (Province of) 10.875% 2021[1]	200	235
Builders FirstSource, Inc. 5.625% 2024[4]	1,000	1,030
Cablevision Systems Corp. 6.75% 2021	3,300	3,498
Canadian National Railway Co. 3.20% 2046	790	782
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,535
Canadian Natural Resources Ltd. 3.80% 2024	425	424
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020[4]	4,315	4,514
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022[4]	2,715	2,935
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025[4]	3,000	3,318
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[4]	3,250	3,453
Celgene Corp. 3.625% 2024	2,210	2,331
Celgene Corp. 3.875% 2025	8,545	9,167
Celgene Corp. 4.625% 2044	665	705
Celgene Corp. 5.00% 2045	660	748
Cenovus Energy Inc. 3.00% 2022	1,312	1,249
Cenovus Energy Inc. 3.80% 2023	2,880	2,855
Centene Corp. 4.75% 2022	6,780	7,034
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 2023[1]	2,225	2,386
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	4,535	4,688
CEVA Group PLC 7.00% 2021[4]	3,550	2,893
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[1,5,6]	969	779
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[1,5,6]	172	138
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[1,5,6]	996	801
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[1,5,6]	1,374	1,105
Chemours Co. 6.625% 2023	4,872	4,787
Capital World Bond Fund — Page 8 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Chemours Co. 7.00% 2025	$2,945	$2,908
Chesapeake Energy Corp. 3.930% 2019[6]	2,700	2,538
Chesapeake Energy Corp. 4.875% 2022	2,225	1,880
Chesapeake Energy Corp., Term Loan, 8.50% 2021[1,5,6]	1,200	1,261
Chevron Corp. 2.954% 2026	3,000	3,106
Chile (Republic of) 3.125% 2025	1,055	1,130
Chile (Republic of) 3.125% 2026	3,945	4,196
CIT Group Inc. 3.875% 2019	8,455	8,656
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A1, 1.199% 2047[1]	865	864
Citigroup Inc. 1.70% 2018	1,818	1,821
Citigroup Inc. 2.55% 2019	13,535	13,815
Citigroup Inc. 2.35% 2021	7,000	7,021
Citigroup Inc. 2.287% 2023[6]	95	96
Citigroup Inc. 3.70% 2026	17,900	18,941
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617% 2048[1]	196	196
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	5,075	5,056
Cliffs Natural Resources Inc. 8.25% 2020[4]	3,750	3,998
CMS Energy Corp. 8.75% 2019	1,312	1,553
CMS Energy Corp. 5.05% 2022	1,458	1,665
CMS Energy Corp. 3.875% 2024	480	525
CMS Energy Corp. 4.70% 2043	1,900	2,186
CMS Energy Corp. 4.875% 2044	3,146	3,716
CoBank, ACB 1.450% 2022[4,6]	2,525	2,418
Colbun SA 6.00% 2020[4]	5,150	5,771
Colbun SA 4.50% 2024[4]	1,800	1,905
Colombia (Republic of) 4.50% 2026	1,000	1,106
Columbia Pipeline Partners LP 2.45% 2018	2,700	2,717
Columbia Pipeline Partners LP 3.30% 2020	395	410
Columbia Pipeline Partners LP 4.50% 2025	490	533
Columbia Pipeline Partners LP 5.80% 2045	770	919
Comcast Corp. 2.35% 2027	2,610	2,573
Comcast Corp. 6.40% 2038	1,750	2,445
Comcast Corp. 4.75% 2044	1,545	1,824
Comision Federal de Electricidad 4.875% 2024[4]	3,500	3,693
Comision Federal de Electricidad 6.125% 2045[4]	3,700	3,978
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[1]	520	520
Commercial Mortgage Trust, Series 2014-UBS2, Class A1, 1.298% 2047[1]	2,358	2,351
Commercial Mortgage Trust, Series 2007-C9, Class A1A, 6.007% 2049[1,6]	382	391
Communications Sales & Leasing, Inc. 6.00% 2023[4]	2,225	2,314
Communications Sales & Leasing, Inc. 8.25% 2023	3,122	3,292
Community Health Systems Inc. 5.125% 2021	620	615
Concordia Healthcare Corp. 9.50% 2022[4]	900	628
Concordia Healthcare Corp. 7.00% 2023[4]	585	377
ConocoPhillips 4.20% 2021	1,240	1,342
ConocoPhillips 4.95% 2026	1,355	1,530
ConocoPhillips 5.95% 2046	1,360	1,731
CONSOL Energy Inc. 5.875% 2022	6,075	5,619
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[1]	161	164
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	151	160
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[1]	1,377	1,501
ConvaTec Finance International SA 8.25% 2019[4,7]	2,595	2,592
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[1,4]	6,725	7,088
Corporate Office Properties LP 3.60% 2023	1,610	1,612
Corporate Office Properties LP 5.25% 2024	325	354
Corporate Office Properties LP 5.00% 2025	120	129
Capital World Bond Fund — Page 9 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Corporate Risk Holdings LLC 9.50% 2019[4]	$4,059	$3,937
Corporate Risk Holdings LLC 11.50% 2020[4,7,8]	584	615
Credit Agricole SA 4.375% 2025[4]	9,875	10,115
Crescent Resources 10.25% 2017[4]	2,600	2,620
CRH America, Inc. 3.875% 2025[4]	3,000	3,226
CRH America, Inc. 5.125% 2045[4]	3,000	3,378
Croatian Government 6.375% 2021	9,000	10,140
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[1,6]	2,058	2,105
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class AM, 5.615% 2049[1,6]	840	849
CVS Health Corp. 1.90% 2018	1,900	1,919
CVS Health Corp. 2.80% 2020	1,900	1,972
CVS Health Corp. 3.50% 2022	1,900	2,037
CVS Caremark Corp. 5.125% 2045	3,700	4,529
DaimlerChrysler North America Holding Corp. 2.40% 2017[4]	2,500	2,513
DaimlerChrysler North America Holding Corp. 2.375% 2018[4]	4,000	4,061
DaimlerChrysler North America Holding Corp. 2.25% 2020[4]	11,700	11,882
DaimlerChrysler North America Holding Corp. 2.00% 2021[4]	10,500	10,525
DaimlerChrysler North America Holding Corp. 2.875% 2021[4]	9,950	10,369
DaimlerChrysler North America Holding Corp. 3.30% 2025[4]	2,000	2,113
DaimlerChrysler North America Holding Corp. 8.50% 2031	7,850	12,794
Danske Bank AS 2.00% 2021[4]	10,255	10,250
DaVita HealthCare Partners Inc. 5.00% 2025	1,660	1,670
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[1,4]	55	55
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[1,4]	1,500	1,660
DCP Midstream Operating LP 4.95% 2022	2,280	2,334
DCT Industrial Trust Inc. 4.50% 2023	3,135	3,328
DDR Corp. 3.625% 2025	1,770	1,794
Dell Inc. 8.35% 2046[4]	1,695	2,037
Deutsche Telekom International Finance BV 9.25% 2032	11,340	18,400
Developers Diversified Realty Corp. 7.50% 2017	3,010	3,099
Developers Diversified Realty Corp. 4.75% 2018	475	493
Developers Diversified Realty Corp. 7.875% 2020	895	1,076
Devon Energy Corp. 3.25% 2022	810	805
Devon Energy Corp. 5.00% 2045	1,000	979
Diamond Offshore Drilling, Inc. 4.875% 2043	8,280	5,793
Digicel Group Ltd. 8.25% 2020[4]	9,425	8,235
Digicel Group Ltd. 7.125% 2022[4]	2,175	1,685
DISH DBS Corp. 4.25% 2018	2,650	2,723
DJO Finance LLC 10.75% 2020[4]	2,795	2,334
DJO Finco Inc. 8.125% 2021[4]	5,335	4,975
Dominican Republic 7.50% 2021[1,4]	10,500	11,786
Dominican Republic 5.50% 2025[4]	6,500	6,923
Dominican Republic 6.875% 2026	3,500	4,060
Dominican Republic 8.625% 2027[1,4]	1,000	1,233
Dominican Republic 6.85% 2045[4]	2,555	2,874
Duke Energy Corp. 3.75% 2024	2,350	2,542
Duke Energy Corp. 2.65% 2026	12,700	12,502
Duke Energy Corp. 3.75% 2046	1,500	1,465
EchoStar Corp. 6.625% 2026[4]	2,550	2,467
Ecopetrol SA 5.875% 2023	1,235	1,335
Ecopetrol SA 5.375% 2026	1,020	1,064
Ecopetrol SA 5.875% 2045	2,553	2,362
EDP Finance BV 6.00% 2018[4]	4,000	4,190
EDP Finance BV 4.125% 2020[4]	3,000	3,118
EDP Finance BV 5.25% 2021[4]	2,500	2,711
Capital World Bond Fund — Page 10 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Egypt (Arab Republic of) 5.875% 2025	$2,000	$1,910
Electricité de France SA 1.15% 2017[4]	2,000	1,999
Electricité de France SA 3.625% 2025[4]	2,250	2,370
Electricité de France SA 6.95% 2039[4]	1,325	1,782
Electricité de France SA 4.875% 2044[4]	6,420	6,961
Electricité de France SA 5.25% 2049[4]	3,150	3,091
EMD Finance LLC 2.40% 2020[4]	9,685	9,857
EMD Finance LLC 2.95% 2022[4]	4,185	4,320
EMD Finance LLC 3.25% 2025[4]	15,675	16,200
Empresa Nacional de Electricidad SA 4.25% 2024	2,100	2,238
ENA Norte Trust 4.95% 2028[1,4]	6,193	6,472
Enbridge Energy Partners, LP 9.875% 2019	3,250	3,786
Enbridge Energy Partners, LP 4.375% 2020	2,285	2,412
Enbridge Energy Partners, LP 5.20% 2020	7,335	7,867
Enbridge Energy Partners, LP 5.875% 2025	3,770	4,344
Enbridge Energy Partners, LP 7.375% 2045	4,210	5,353
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,320	5,646
Enbridge Inc. 4.00% 2023	7,095	7,320
Enbridge Inc. 4.50% 2044	1,000	932
Enel Finance International SA 6.00% 2039[4]	4,740	5,763
Enel Società per Azioni 8.75% 2073[4]	10,000	11,775
Energy Transfer Partners, LP 5.875% 2024	2,175	2,267
Energy Transfer Partners, LP 4.75% 2026	2,100	2,175
Energy Transfer Partners, LP 5.50% 2027	3,995	3,995
Energy Transfer Partners, LP 6.125% 2045	600	628
EnLink Midstream Partners, LP 2.70% 2019	495	492
EnLink Midstream Partners, LP 4.40% 2024	845	827
EnLink Midstream Partners, LP 4.15% 2025	1,135	1,089
EnLink Midstream Partners, LP 5.05% 2045	1,410	1,255
Ensco PLC 5.20% 2025	670	492
Ensco PLC 5.75% 2044	3,645	2,244
Enterprise Products Operating LLC 3.90% 2024	870	912
Enterprise Products Operating LLC 3.70% 2026	85	88
Enterprise Products Operating LLC 3.95% 2027	475	498
Enterprise Products Operating LLC 4.85% 2044	2,100	2,196
EPR Properties 4.50% 2025	2,110	2,143
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.367% 2031[1,4,6]	8,162	8,146
Essex Portfolio L.P. 3.625% 2022	1,420	1,493
Essex Portfolio L.P. 3.25% 2023	2,870	2,948
Essex Portfolio L.P. 3.875% 2024	3,360	3,570
Essex Portfolio L.P. 3.50% 2025	9,565	9,895
Essex Portfolio L.P. 3.375% 2026	5,130	5,258
Euramax International, Inc. 12.00% 2020[4]	3,150	3,237
Exelon Corp. 3.40% 2026	500	520
Export Credit Bank of Turkey 5.375% 2021[4]	4,660	4,779
Exxon Mobil Corp. 1.708% 2019	3,600	3,639
Exxon Mobil Corp. 2.222% 2021	2,755	2,817
Exxon Mobil Corp. 2.726% 2023	3,600	3,732
Exxon Mobil Corp. 3.043% 2026	2,485	2,605
Fannie Mae 5.50% 2033[1]	1,571	1,784
Fannie Mae 6.00% 2035[1]	97	112
Fannie Mae 5.50% 2038[1]	1,595	1,829
Fannie Mae 4.00% 2046[1]	37,589	40,401
Fannie Mae 4.00% 2046[1,9]	24,400	26,178
Capital World Bond Fund — Page 11 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2046[1]	$6,325	$6,798
Fannie Mae 4.00% 2046[1]	1,724	1,852
Fannie Mae 6.50% 2047[1]	73	83
Fannie Mae 6.50% 2047[1]	52	59
Fannie Mae 6.50% 2047[1]	39	44
Fannie Mae 7.00% 2047[1]	52	60
Fannie Mae 6.50% 2048[1]	77	88
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[1]	3,500	3,569
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[1]	3,494	3,615
Fannie Mae, Series 2001-4, Class GA, 9.361% 2025[1,6]	2	2
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[1]	768	712
First Data Corp. 5.375% 2023[4]	1,000	1,033
First Data Corp. 5.00% 2024[4]	2,350	2,394
First Quantum Minerals Ltd. 6.75% 2020[4]	3,992	3,713
First Quantum Minerals Ltd. 7.00% 2021[4]	12,092	10,973
First Quantum Minerals Ltd. 7.25% 2022[4]	625	559
FMG Resources 9.75% 2022[4]	4,755	5,540
Ford Motor Credit Co. 2.375% 2019	15,325	15,516
Ford Motor Credit Co. 2.597% 2019	8,485	8,624
Ford Motor Credit Co. 3.20% 2021	13,920	14,306
Ford Motor Credit Co. 4.389% 2026	2,000	2,139
France Télécom 9.00% 2031	11,336	18,143
Freddie Mac 6.00% 2038[1]	91	105
Freddie Mac 4.00% 2046[1]	50,321	54,013
Freddie Mac 4.00% 2046[1,9]	20,000	21,408
Freddie Mac 4.00% 2046[1,9]	1,600	1,715
Freddie Mac 4.00% 2046[1,9]	400	429
Freddie Mac, Series K052, Class A1, multifamily 2.598% 2025[1]	4,650	4,844
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[1]	1,423	1,307
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[1]	190	172
Freeport-McMoRan Copper & Gold Inc. 3.55% 2022	2,945	2,695
Frontier Communications Corp. 10.50% 2022	1,750	1,862
Frontier Communications Corp. 11.00% 2025	5,500	5,754
Gardner Denver, Inc. 6.875% 2021[4]	1,775	1,673
Gazprom OJSC 5.999% 2021[4]	3,900	4,245
General Motors Co. 6.60% 2036	815	985
General Motors Co. 6.75% 2046	1,955	2,465
General Motors Financial Co. 2.40% 2019	9,495	9,535
General Motors Financial Co. 3.70% 2020	2,725	2,839
General Motors Financial Co. 5.25% 2026	2,000	2,194
Genesis Energy, LP 6.75% 2022	2,275	2,355
Georgia Gulf Corp. 4.625% 2021	2,200	2,318
Ghana (Republic of) 8.125% 2026[1]	1,500	1,400
Gilead Sciences, Inc. 3.05% 2016	585	587
Gilead Sciences, Inc. 3.65% 2026	1,800	1,941
Gilead Sciences, Inc. 2.95% 2027	2,875	2,911
Gilead Sciences, Inc. 4.15% 2047	2,125	2,190
Glencore Xstrata LLC 4.625% 2024[4]	2,500	2,556
Gogo Inc. 12.50% 2022[4]	6,750	7,273
Goldman Sachs Group, Inc. 2.00% 2019	3,975	4,003
Goldman Sachs Group, Inc. 2.55% 2019	8,295	8,483
Goldman Sachs Group, Inc. 2.241% 2021[6]	856	853
Goldman Sachs Group, Inc. 2.35% 2021	3,895	3,892
Goldman Sachs Group, Inc. 2.875% 2021	17,279	17,741
Goldman Sachs Group, Inc. 3.50% 2025	3,400	3,524
Capital World Bond Fund — Page 12 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Goldman Sachs Group, Inc. 3.75% 2026	$5,958	$6,272
Goldman Sachs Group, Inc. 4.75% 2045	9,370	10,585
Government National Mortgage Assn. 4.00% 2045[1]	18,838	20,190
Government National Mortgage Assn. 4.50% 2045[1]	31,607	34,169
Government National Mortgage Assn. 4.50% 2045[1]	28,630	31,020
Government National Mortgage Assn. 4.50% 2045[1]	22,433	24,252
Government National Mortgage Assn. 4.50% 2045[1]	10,576	11,433
Government National Mortgage Assn. 3.50% 2046[1,9]	4,000	4,249
Government National Mortgage Assn. 4.00% 2046[1,9]	33,780	36,187
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A1A, 5.426% 2039[1]	3,954	3,973
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444% 2039[1]	7,454	7,465
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A1A, 5.704% 2049[1]	8,055	8,235
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 2049[1,6]	4,945	5,105
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A1A, 5.988% 2045[1,6]	1,321	1,344
Halliburton Co. 3.80% 2025	10,055	10,421
Halliburton Co. 4.85% 2035	390	421
Halliburton Co. 5.00% 2045	650	714
Hardwoods Acquisition Inc 7.50% 2021[4]	2,700	2,045
Harris Corp. 1.999% 2018	3,100	3,119
Harris Corp. 2.70% 2020	680	693
Harris Corp. 3.832% 2025	460	488
Harris Corp. 4.854% 2035	2,535	2,798
Harris Corp. 5.054% 2045	2,820	3,250
HCA Inc. 5.25% 2026	975	1,038
HDTFS Inc. 5.875% 2020	2,600	2,688
HDTFS Inc. 5.50% 2024[4]	1,325	1,322
Healthsouth Corp. 5.75% 2024	950	989
Healthsouth Corp. 5.75% 2025	1,580	1,655
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	17,610	17,854
Hilton USA Trust, Series 2013-HLF, Class AFX, 2.662% 2030[1,4]	15,106	15,120
Holcim Ltd. 6.00% 2019[4]	3,222	3,603
Holcim Ltd. 5.15% 2023[4]	8,230	9,317
Hospitality Properties Trust 6.70% 2018	6,360	6,608
Hospitality Properties Trust 5.00% 2022	250	272
Hospitality Properties Trust 4.50% 2023	690	714
Hospitality Properties Trust 4.50% 2025	935	956
Host Hotels & Resorts LP 4.50% 2026	175	185
HSBC Bank PLC 4.75% 2021[4]	650	718
HSBC Holdings PLC 4.125% 2020[4]	3,295	3,534
HSBC Holdings PLC 2.95% 2021	3,355	3,405
HSBC Holdings PLC 4.00% 2022	2,275	2,426
HSBC Holdings PLC 3.90% 2026	4,645	4,833
HSBC Holdings PLC 4.30% 2026	5,835	6,264
Humana Inc. 3.85% 2024	4,000	4,299
Humana Inc. 4.95% 2044	4,000	4,468
Hungary 4.00% 2019	10,750	11,292
Hungary 6.25% 2020	11,890	13,378
Hungary 5.375% 2023	2,040	2,346
Hungary 5.375% 2024	38,150	44,374
Hungary 7.625% 2041	20,768	32,635
Huntsman International LLC 4.875% 2020	2,615	2,746
Hyundai Capital America 3.00% 2020[4]	2,000	2,074
Hyundai Capital Services Inc. 2.625% 2020[4]	2,375	2,428
Iberdrola Finance Ireland 5.00% 2019[4]	5,000	5,469
Icahn Enterprises Finance Corp. 3.50% 2017	4,125	4,140
Capital World Bond Fund — Page 13 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Imperial Tobacco Finance PLC 3.50% 2023[4]	$9,050	$9,526
Indonesia (Republic of) 11.625% 2019	4,100	5,043
Indonesia (Republic of) 4.875% 2021	4,300	4,739
Indonesia (Republic of) 3.75% 2022	23,845	25,173
Indonesia (Republic of) 3.375% 2023	2,600	2,685
Indonesia (Republic of) 4.125% 2025	4,750	5,079
Indonesia (Republic of) 4.75% 2026	21,600	24,165
Indonesia (Republic of) 6.75% 2044	2,125	2,909
Indonesia (Republic of) 6.75% 2044[4]	925	1,266
Inmarsat PLC 4.875% 2022[4]	2,875	2,746
Inmarsat PLC 6.50% 2024[4]	1,525	1,531
Intelsat Jackson Holding Co. 7.25% 2019	4,125	3,341
Intelsat Jackson Holding Co. 7.25% 2020	4,150	3,237
International Paper Co. 7.30% 2039	1,410	1,876
Intesa Sanpaolo SpA 5.017% 2024[4]	22,455	20,534
inVentiv Health, Inc. 9.00% 2018[4]	6,305	6,486
inVentiv Health, Inc. 10.00% 2018[4,7]	2,442	2,511
inVentiv Health, Inc. 10.00% 2018	1,994	1,999
inVentiv Health, Inc. 10.00% 2018	1,637	1,641
inVentiv Health, Inc. 7.50% 2024[4]	725	740
inVentiv Health, Inc., Term Loan B4, 7.75% 2018[1,5,6]	2,740	2,749
iStar Financial Inc. 4.00% 2017	3,300	3,321
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A1A, 5.431% 2047[1,6]	4,475	4,501
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A1A, 5.439% 2049[1]	5,687	5,736
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.881% 2049[1,6]	8,371	8,491
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A1A, 5.881% 2049[1,6]	6,494	6,604
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A4, 5.716% 2051[1]	2,625	2,695
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A1A, 5.85% 2051[1,6]	2,082	2,134
JDA Software Group, Inc. 7.375% 2024[4]	125	129
Johnson & Johnson 2.45% 2026	965	994
Jordan (Hashemite Kingdom of) 6.125% 2026[4]	325	351
JPMorgan Chase & Co. 2.55% 2021	38,940	39,682
JPMorgan Chase & Co. 2.70% 2023	9,525	9,635
JPMorgan Chase & Co. 3.125% 2025	1,100	1,126
JPMorgan Chase & Co. 2.95% 2026	4,879	4,902
Jupiter Resources Inc. 8.50% 2022[4]	2,650	2,239
Kenya (Republic of) 6.875% 2024	1,400	1,379
Kimco Realty Corp. 6.875% 2019	6,875	7,887
Kimco Realty Corp. 3.40% 2022	775	818
Kinder Morgan Energy Partners, LP 2.65% 2019	670	676
Kinder Morgan Energy Partners, LP 3.50% 2021	3,960	4,093
Kinder Morgan Energy Partners, LP 3.45% 2023	7,500	7,490
Kinder Morgan Energy Partners, LP 3.50% 2023	3,990	4,003
Kinder Morgan Energy Partners, LP 4.15% 2024	6,160	6,299
Kinder Morgan Energy Partners, LP 4.25% 2024	70	72
Kinder Morgan Energy Partners, LP 5.50% 2044	12,650	12,864
Kinder Morgan, Inc. 4.30% 2025	12,245	12,756
Kinder Morgan, Inc. 5.55% 2045	7,850	8,100
Kinetic Concepts, Inc. 10.50% 2018	3,370	3,544
Kinetic Concepts, Inc. 12.50% 2019	12,910	12,878
Kinetic Concepts, Inc. 9.625% 2021[4]	5,850	5,865
Korea Housing Finance Corp. 2.50% 2020[1,4]	10,700	10,962
Kraft Heinz Co. 3.00% 2026	9,660	9,763
Kraft Heinz Co. 4.375% 2046	4,120	4,389
Kroger Co. 6.80% 2018	1,000	1,118
Capital World Bond Fund — Page 14 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Laboratory Corporation of America Holdings 3.60% 2025	$3,875	$4,080
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A, multifamily 6.069% 2044[1,6]	328	335
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43% 2040[1]	1,725	1,739
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[1,6]	460	476
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.368% 2045[1,6]	2,110	2,202
Leucadia National Corp. 5.50% 2023	1,375	1,447
Ligado Networks, Term Loan, 9.75% 2020[1,5,6,7]	15,060	13,647
Lima Metro Line Finance Ltd. 5.875% 2034[1,4]	9,385	10,499
Limited Brands, Inc. 6.875% 2035	2,050	2,245
Lithuania (Republic of) 7.375% 2020	11,200	13,315
Lithuania (Republic of) 6.625% 2022[4]	2,000	2,473
Lockheed Martin Corp. 2.50% 2020	940	971
Lockheed Martin Corp. 3.10% 2023	955	1,009
Lockheed Martin Corp. 3.55% 2026	1,190	1,289
LSC Communications, Inc. 8.75% 2023[4]	1,025	1,025
Macy’s Retail Holdings, Inc. 4.375% 2023	2,550	2,700
Malaysia (Federation of) 4.646% 2021	4,100	4,598
Mallinckrodt PLC 4.875% 2020[4]	3,810	3,905
McClatchy Co. 9.00% 2022	1,925	1,988
McDonald’s Corp. 3.70% 2026	2,860	3,085
McDonald’s Corp. 4.70% 2035	1,245	1,414
McDonald’s Corp. 4.875% 2045	925	1,081
McKesson Corp. 3.796% 2024	1,495	1,616
Medtronic, Inc. 3.50% 2025	15,800	17,043
Medtronic, Inc. 4.625% 2045	3,000	3,542
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 6.008% 2050[1,6]	1,884	1,916
MetroPCS Wireless, Inc. 6.25% 2021	2,850	3,001
MetroPCS Wireless, Inc. 6.625% 2023	3,325	3,583
Microsoft Corp. 2.40% 2026	6,730	6,743
Microsoft Corp. 3.70% 2046	3,370	3,423
MidAmerican Energy Co. 4.40% 2044	1,063	1,245
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.069% 2049[1,6]	866	885
Molina Healthcare, Inc. 5.375% 2022	3,805	3,948
Morgan Stanley 2.50% 2021	1,125	1,137
Morgan Stanley 3.125% 2026	12,665	12,818
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[1]	1,742	1,742
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406% 2044[1]	965	973
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 6.103% 2049[1,6]	185	190
Morocco (Kingdom of) 4.25% 2022	5,700	6,054
Morocco (Kingdom of) 4.25% 2022[4]	2,500	2,655
Morocco (Kingdom of) 5.50% 2042	10,000	11,538
Morocco (Kingdom of) 5.50% 2042[4]	1,500	1,731
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	3,250	3,845
Navient Corp. 4.875% 2019	1,300	1,298
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[4]	2,775	2,054
Navios Maritime Holdings Inc. 7.375% 2022[4]	10,900	5,314
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	500	278
NBC Universal Enterprise, Inc. 1.365% 2018[4,6]	5,785	5,826
NBC Universal Enterprise, Inc. 5.25% 2049[4]	2,335	2,498
Needle Merger Sub Corp. 8.125% 2019[4]	3,065	3,073
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	630	526
Newell Rubbermaid Inc. 3.85% 2023	7,900	8,424
Newell Rubbermaid Inc. 4.20% 2026	19,775	21,575
Newell Rubbermaid Inc. 5.50% 2046	1,835	2,237
NGL Energy Partners LP 6.875% 2021	5,050	4,810
Capital World Bond Fund — Page 15 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
NGPL PipeCo LLC 9.625% 2019[4]	$6,440	$6,802
Niagara Mohawk Power Corp. 3.508% 2024[4]	2,715	2,920
Niagara Mohawk Power Corp. 4.278% 2034[4]	6,670	7,317
Nigeria (Federal Republic of) 6.375% 2023	4,925	4,863
Noble Corp. PLC 5.25% 2018	140	138
Noble Corp. PLC 7.20% 2025	2,230	1,767
Noble Corp. PLC 8.20% 2045	3,170	2,263
Nordea Bank AB 4.25% 2022[4]	10,050	10,867
Novelis Corp. 5.875% 2026[4]	850	872
NRG Energy, Inc. 6.25% 2022	2,990	3,050
NRG Energy, Inc. 6.625% 2027[4]	2,325	2,281
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[1,4]	5,250	1,654
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,4]	4,188	817
Pacific Gas and Electric Co. 3.25% 2023	2,565	2,734
Pacific Gas and Electric Co. 3.85% 2023	1,335	1,471
Pacific Gas and Electric Co. 2.95% 2026	3,015	3,149
Pacific Gas and Electric Co. 3.75% 2042	2,840	2,940
Pacific Gas and Electric Co. 4.25% 2046	9,100	10,300
PacifiCorp. 3.35% 2025	3,230	3,483
Pakistan (Islamic Republic of) 8.25% 2025	8,705	9,710
PDC Energy Inc. 7.75% 2022	1,950	2,091
Peabody Energy Corp. 6.00% 2018[10]	20,500	4,971
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	3,885	3,974
Pernod Ricard SA 4.45% 2022[4]	10,465	11,557
Peru (Republic of) 4.125% 2027	6,710	7,700
Peru (Republic of) 5.625% 2050	1,275	1,693
Petrobras Global Finance Co. 8.75% 2026	3,350	3,710
Petrobras Global Finance Co. 6.85% 2115	9,620	8,187
Petrobras International Finance Co. 5.75% 2020	2,150	2,221
Petrobras International Finance Co. 6.75% 2041	250	218
Petróleos Mexicanos 8.00% 2019	2,495	2,817
Petróleos Mexicanos 5.50% 2021	1,070	1,133
Petróleos Mexicanos 6.375% 2021[4]	1,455	1,590
Petróleos Mexicanos 4.875% 2022	5,665	5,778
Petróleos Mexicanos 4.875% 2024	1,115	1,132
Petróleos Mexicanos 4.50% 2026	3,000	2,925
Petróleos Mexicanos 6.875% 2026[4]	4,875	5,509
Petróleos Mexicanos 6.50% 2041	2,470	2,414
Petróleos Mexicanos 5.50% 2044	5,520	4,813
Petróleos Mexicanos 6.375% 2045	7,000	6,720
Petróleos Mexicanos 5.625% 2046	10,225	8,980
Petróleos Mexicanos 6.75% 2047[4]	240	240
Pfizer Inc. 7.20% 2039	107	165
Philip Morris International Inc. 4.25% 2044	2,125	2,371
Philippines (Republic of the) 4.20% 2024	5,800	6,615
Phillips 66 Partners LP 3.605% 2025	275	277
Phillips 66 Partners LP 4.68% 2045	565	539
Pioneer Natural Resources Co. 3.45% 2021	350	364
Ply Gem Industries, Inc. 6.50% 2022	3,550	3,621
PNC Bank 2.40% 2019	8,000	8,193
PNC Bank 2.30% 2020	3,820	3,888
PNC Bank 2.60% 2020	1,250	1,290
PNC Funding Corp. 3.30% 2022	4,000	4,251
Progress Energy, Inc. 7.05% 2019	4,380	4,946
Progress Energy, Inc. 7.75% 2031	1,990	2,816
Capital World Bond Fund — Page 16 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Prologis, Inc. 3.35% 2021	$1,100	$1,164
Prologis, Inc. 4.25% 2023	10,295	11,404
Prologis, Inc. 3.75% 2025	2,790	3,009
Puget Energy, Inc. 6.50% 2020	1,475	1,714
Puget Energy, Inc. 6.00% 2021	4,629	5,356
Puget Energy, Inc. 5.625% 2022	2,120	2,443
Qatar (State of) 4.50% 2022[4]	3,500	3,895
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[1,4]	2,590	2,266
QGOG Constellation SA 6.25% 2019[4]	5,350	2,461
Qorvo, Inc. 7.00% 2025	2,850	3,103
Quintiles Transnational Corp. 4.875% 2023[4]	1,995	2,060
R.R. Donnelley & Sons Co. 7.875% 2021	3,400	3,732
R.R. Donnelley & Sons Co. 6.50% 2023	2,475	2,518
Rabobank Nederland 4.625% 2023	12,180	13,180
Ras Laffan Liquefied Natural Gas III 5.838% 2027[1,4]	8,000	9,400
Rayonier Advanced Materials Inc. 5.50% 2024[4]	1,570	1,444
RCI Banque 3.50% 2018[4]	9,400	9,661
Reynolds American Inc. 2.30% 2018	1,020	1,035
Reynolds American Inc. 3.25% 2020	2,830	2,980
Reynolds American Inc. 4.00% 2022	4,050	4,406
Reynolds American Inc. 4.45% 2025	17,085	19,107
Reynolds American Inc. 5.70% 2035	215	267
Reynolds American Inc. 6.15% 2043	3,750	4,973
Reynolds American Inc. 5.85% 2045	1,840	2,398
Reynolds Group Inc. 5.75% 2020	2,920	3,015
Rio Tinto Finance PLC 3.75% 2025	7,600	8,196
Rio Tinto PLC 4.125% 2042	1,500	1,552
Roche Holdings, Inc. 2.25% 2019[4]	750	770
Roche Holdings, Inc. 2.875% 2021[4]	6,350	6,684
Roche Holdings, Inc. 3.35% 2024[4]	8,475	9,141
Royal Dutch Shell PLC 1.375% 2019	9,000	8,977
Royal Dutch Shell PLC 1.75% 2021	7,820	7,783
Royal Dutch Shell PLC 2.50% 2026	85	84
Royal Dutch Shell PLC 3.75% 2046	770	765
Ryerson Inc. 11.25% 2018	275	283
Ryerson Inc. 11.00% 2022[4]	5,690	6,273
Sabine Pass Liquefaction, LLC 5.625% 2021	4,700	5,023
Sabine Pass Liquefaction, LLC 5.75% 2024	1,750	1,892
Sabine Pass Liquefaction, LLC 5.625% 2025	1,890	2,039
Sabine Pass Liquefaction, LLC 5.00% 2027[4]	900	925
SABMiller Holdings Inc. 4.95% 2042[4]	2,545	2,987
Scentre Group 2.375% 2021[4]	1,425	1,443
Scentre Group 3.25% 2025[4]	1,395	1,424
Scentre Group 3.50% 2025[4]	2,700	2,809
Schlumberger BV 4.00% 2025[4]	8,105	8,833
Scottish Power PLC 5.81% 2025	2,500	2,954
Seagate Technology LLC 4.75% 2023	3,150	3,120
Select Income REIT 4.15% 2022	1,815	1,826
Select Income REIT 4.50% 2025	540	547
Shell International Finance BV 3.25% 2025	825	871
Shell International Finance BV 2.875% 2026	1,655	1,688
Shire PLC 1.90% 2019	9,000	9,015
Shire PLC 2.40% 2021	21,065	21,148
Shire PLC 2.875% 2023	3,325	3,345
Shire PLC 3.20% 2026	3,235	3,249
Capital World Bond Fund — Page 17 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Siemens AG 2.35% 2026[4]	$1,500	$1,484
Siemens AG 4.40% 2045[4]	3,000	3,482
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	6,090	4,857
Simon Property Group, LP 10.35% 2019	2,975	3,552
Skandinaviska Enskilda Banken AB 2.625% 2021	10,975	11,283
Slovenia (Republic of) 4.75% 2018[4]	1,215	1,277
Slovenia (Republic of) 5.50% 2022	46,940	54,891
Slovenia (Republic of) 5.85% 2023	34,145	40,944
Slovenia (Republic of) 5.25% 2024	4,160	4,893
SM Energy Co. 5.625% 2025	1,925	1,819
SM Energy Co. 6.75% 2026	350	354
SoftBank Corp. 4.50% 2020[4]	5,550	5,758
Sotheby’s Holdings, Inc. 5.25% 2022[4]	1,475	1,471
South Korea (Republic of) 7.125% 2019	3,580	4,116
Southwestern Energy Co. 4.10% 2022	4,465	4,074
Statoil ASA 2.75% 2021	465	485
Statoil ASA 3.25% 2024	1,500	1,599
Statoil ASA 3.70% 2024	6,325	6,884
Statoil ASA 4.25% 2041	1,500	1,607
Sunoco LP 6.25% 2021[4]	2,730	2,819
Talen Energy Corp. 4.625% 2019[4]	1,375	1,299
Targa Resources Corp. 4.125% 2019	2,475	2,522
Targa Resources Partners LP 6.75% 2024	1,815	1,951
TC PipeLines, LP 4.375% 2025	1,405	1,434
Teck Resources Ltd. 4.50% 2021	1,350	1,343
Teck Resources Ltd. 8.00% 2021[4]	1,175	1,288
Teco Finance, Inc. 5.15% 2020	270	297
Teekay Corp. 8.50% 2020	10,759	9,360
Tenet Healthcare Corp., First Lien, 4.75% 2020	1,450	1,479
Tenet Healthcare Corp., First Lien, 4.50% 2021	5,600	5,663
Tennessee Valley Authority 5.88% 2036	2,250	3,276
Tennessee Valley Authority 5.25% 2039	6,000	8,324
Tesoro Logistics LP 5.50% 2019	2,480	2,654
Teva Pharmaceutical Finance Company BV 1.40% 2018	1,710	1,706
Teva Pharmaceutical Finance Company BV 2.20% 2021	2,220	2,219
Teva Pharmaceutical Finance Company BV 2.80% 2023	1,460	1,466
Teva Pharmaceutical Finance Company BV 3.15% 2026	2,855	2,876
Teva Pharmaceutical Finance Company BV 4.10% 2046	1,720	1,724
Texas Competitive Electric Holdings, Term Loan B, 5.00% 2017[1,5,6]	1,221	1,231
Thermo Fisher Scientific Inc. 2.40% 2019	1,725	1,755
Thomson Reuters Corp. 1.65% 2017	4,605	4,617
Thomson Reuters Corp. 4.30% 2023	4,250	4,642
Thomson Reuters Corp. 5.65% 2043	2,980	3,537
TI Automotive Ltd. 8.75% 2023[4]	1,635	1,786
T-Mobile US, Inc. 6.50% 2026	550	611
Total Capital International 2.875% 2022	1,115	1,170
Toyota Motor Credit Corp. 1.45% 2018	1,450	1,456
Toyota Motor Credit Corp. 1.70% 2019	3,000	3,024
Toyota Motor Credit Corp. 2.15% 2020	3,500	3,576
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,438
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,380
TransCanada PipeLines Ltd. 7.625% 2039	2,000	2,973
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	650	660
Transocean Inc. 9.00% 2023[4]	1,275	1,246
Transportadora de Gas Peru SA 4.25% 2028[1,4]	7,560	7,893
Capital World Bond Fund — Page 18 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Trilogy International Partners, LLC 13.375% 2019[4]	$7,175	$7,202
Turkey (Republic of) 6.25% 2022	6,285	6,914
Texas Competitive Electric Holdings, Term Loan C, 5.00% 2017[1,5,6]	279	281
U.S. Treasury 1.375% 2018	5,450	5,512
U.S. Treasury 0.75% 2019	32,000	31,889
U.S. Treasury 1.50% 2019	6,650	6,767
U.S. Treasury 1.625% 2019[11]	125,550	128,111
U.S. Treasury 1.625% 2019	4,746	4,846
U.S. Treasury 1.75% 2019	74,350	76,206
U.S. Treasury 1.25% 2020	33,610	33,918
U.S. Treasury 1.375% 2020	120,450	121,986
U.S. Treasury 1.375% 2020	17,150	17,358
U.S. Treasury 1.50% 2020	13,000	13,225
U.S. Treasury 1.625% 2020	20,000	20,439
U.S. Treasury 1.625% 2020	4,030	4,119
U.S. Treasury 1.75% 2020	34,200	35,119
U.S. Treasury 2.00% 2020	10,800	11,194
U.S. Treasury 2.125% 2020	18,300	19,042
U.S. Treasury 1.125% 2021	332,710	332,969
U.S. Treasury 1.125% 2021	65,000	64,944
U.S. Treasury 1.125% 2021	28,100	28,064
U.S. Treasury 1.125% 2021	9,900	9,890
U.S. Treasury 1.125% 2021	6,061	6,053
U.S. Treasury 2.125% 2021	13,900	14,528
U.S. Treasury 8.00% 2021	21,900	29,311
U.S. Treasury 2.125% 2022	6,300	6,590
U.S. Treasury 1.375% 2023	11,500	11,466
U.S. Treasury 1.375% 2023	10,100	10,084
U.S. Treasury 1.50% 2023	8,300	8,366
U.S. Treasury 1.75% 2023	1,750	1,791
U.S. Treasury 2.50% 2024	93,700	100,709
U.S. Treasury 2.25% 2025	12,600	13,314
U.S. Treasury 1.50% 2026	19,734	19,564
U.S. Treasury 2.875% 2043	30,630	34,220
U.S. Treasury 3.00% 2045	77,700	88,956
U.S. Treasury 2.25% 2046	202,450	199,464
U.S. Treasury 2.50% 2046	8,309	8,630
U.S. Treasury 2.50% 2046	5,300	5,497
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	11,402	11,588
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	146,598	154,040
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	29,812	30,418
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	26,893	27,820
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	7,022	8,382
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	40,007	42,152
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	42,296	50,494
U.S. Treasury Inflation-Protected Security 0.75% 2045[2]	5,294	5,496
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	144,135	160,401
United Mexican States 5.125% 2020	300	334
United Mexican States 3.50% 2021	1,235	1,316
United Mexican States 3.625% 2022	2,770	2,924
United Mexican States 4.75% 2044	13,780	14,366
United Rentals, Inc. 5.50% 2025	1,300	1,337
UnitedHealth Group Inc. 1.90% 2018	2,630	2,658
UnitedHealth Group Inc. 2.70% 2020	2,330	2,423
UnitedHealth Group Inc. 3.35% 2022	1,770	1,902
Capital World Bond Fund — Page 19 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
UnitedHealth Group Inc. 3.75% 2025	$2,160	$2,376
UnitedHealth Group Inc. 4.625% 2035	1,030	1,201
Vale Overseas Ltd. 6.25% 2026	6,000	6,283
State of California, Various Purpose G.O. Bonds, 7.55% 2039	2,720	4,356
State of California, Various Purpose G.O. Bonds, 7.60% 2040	12,910	21,063
State of California, Various Purpose G.O. Bonds, 7.625% 2040	11,850	18,901
VEB Finance Ltd. 6.902% 2020[4]	6,600	7,194
Venezuela (Bolivarian Republic of) 12.75% 2022[1]	340	223
Venezuela (Bolivarian Republic of) 8.25% 2024	1,035	513
Venezuela (Bolivarian Republic of) 7.65% 2025	400	194
Venezuela (Bolivarian Republic of) 11.75% 2026	675	402
Venezuela (Bolivarian Republic of) 9.25% 2027	1,540	845
Venezuela (Bolivarian Republic of) 9.25% 2028	170	88
Venezuela (Bolivarian Republic of) 11.95% 2031[1]	980	593
Venezuela (Bolivarian Republic of) 9.375% 2034	155	81
Venezuela (Bolivarian Republic of) 7.00% 2038	220	103
Verizon Communications Inc. 1.375% 2019	1,500	1,494
Verizon Communications Inc. 1.75% 2021	200	198
Verizon Communications Inc. 2.625% 2026	2,495	2,453
Verizon Communications Inc. 4.272% 2036	17,203	18,020
Verizon Communications Inc. 3.85% 2042	4,543	4,352
Verizon Communications Inc. 4.125% 2046	630	635
Verizon Communications Inc. 4.522% 2048	9,976	10,622
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[1,4]	1,610	1,616
Virgin Australia Holdings Ltd. 8.50% 2019[4]	1,150	1,189
Volkswagen Group of America Finance, LLC 2.45% 2019[4]	2,320	2,345
VPI Escrow Corp. 6.75% 2018[4]	1,275	1,288
VPI Escrow Corp. 6.375% 2020[4]	6,235	5,876
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342% 2043[1]	250	252
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.50% 2047[1]	900	915
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, 5.591% 2047[1,6]	1,270	1,287
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.888% 2049[1,6]	400	407
Walgreens Boots Alliance, Inc. 1.75% 2018	5,300	5,331
Walgreens Boots Alliance, Inc. 2.60% 2021	1,650	1,691
Walgreens Boots Alliance, Inc. 3.10% 2023	1,445	1,493
WEA Finance LLC 1.75% 2017[4]	5,435	5,446
WEA Finance LLC 2.70% 2019[4]	9,285	9,525
WEA Finance LLC 3.25% 2020[4]	10,190	10,627
WEA Finance LLC 3.75% 2024[4]	3,380	3,561
Weatherford International PLC 4.50% 2022	3,260	2,771
Weatherford International PLC 8.25% 2023	2,575	2,556
Weatherford International PLC 6.75% 2040	2,135	1,536
Weingarten Realty Investors 3.25% 2026	255	256
WellPoint, Inc. 2.30% 2018	2,645	2,681
Wells Fargo & Co. 2.55% 2020	11,664	11,899
Wells Fargo & Co. 2.10% 2021	2,020	2,015
Wells Fargo & Co. 2.50% 2021	9,225	9,359
Western Digital Corp. 7.375% 2023[4]	2,025	2,228
Western Gas Partners LP 2.60% 2018	130	130
Western Gas Partners LP 3.95% 2025	455	450
Western Gas Partners LP 4.65% 2026	855	887
Williams Companies, Inc. 3.70% 2023	3,280	3,198
Williams Partners LP 4.125% 2020	1,625	1,691
Williams Partners LP 5.25% 2020	10,405	11,274
Williams Partners LP 4.50% 2023	3,860	4,008
Capital World Bond Fund — Page 20 of 26

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Williams Partners LP 4.30% 2024	$6,735	$6,901
Williams Partners LP 3.90% 2025	1,925	1,925
Williams Partners LP 4.00% 2025	1,895	1,899
Williams Partners LP 4.90% 2045	1,670	1,597
Williams Partners LP 5.10% 2045	655	643
Wind Acquisition SA 4.75% 2020[4]	1,000	1,018
Wind Acquisition SA 7.375% 2021[4]	8,375	8,783
Windstream Holdings, Inc. 7.75% 2021	5,925	5,925
WM. Wrigley Jr. Co 3.375% 2020[4]	5,270	5,584
WPP Finance 2010 3.75% 2024	4,000	4,268
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[4]	1,750	1,687
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[4]	575	581
Wynn Macau, Ltd. 5.25% 2021[4]	4,600	4,669
Xstrata Canada Financial Corp. 4.95% 2021[4]	2,500	2,647
Zambia (Republic of) 8.97% 2027[1,4]	15,230	15,097
Zayo Group Holdings, Inc. 6.00% 2023	850	895
ZF Friedrichshafen AG 4.50% 2022[4]	755	801
ZF Friedrichshafen AG 4.75% 2025[4]	2,225	2,345
Ziggo Bond Finance BV 5.50% 2027[4]	2,150	2,150
Zimmer Holdings, Inc. 3.15% 2022	3,530	3,656
		5,776,236
Total bonds, notes & other debt instruments (cost: $11,909,823,000)		12,140,205
Convertible stocks 0.01% U.S. dollars 0.01%	Shares
CEVA Group PLC, Series A-2, 2.88% convertible preferred[8,12,13]	1,141	414
CEVA Group PLC, Series A-1, 3.88% convertible preferred[8,12,13]	718	359
Total convertible stocks (cost: $2,416,000)		773
Common stocks 0.03% U.S. dollars 0.03%
Warrior Met Coal, LLC, Class B4,8,12	8,633	1,053
Warrior Met Coal, LLC, Class A4,8,12	3,390	414
NII Holdings, Inc.[12]	370,274	1,233
Corporate Risk Holdings I, Inc.[8,12]	91,424	773
Corporate Risk Holdings Corp.[8,12]	462	—
CEVA Group PLC[8,12,13]	527	191
Atrium Corp.[4,8,12]	191	—
Total common stocks (cost: $11,407,000)		3,664
Short-term securities 3.50%	Principal amount (000)
Bank of Nova Scotia 0.73%–1.03% due 11/2/2016–1/17/2017[4]	$ 69,900	69,749
BNP Paribas, New York Branch 0.27% due 10/3/2016	26,400	26,399
Caisse d’Amortissement de la Dette Sociale 0.75% due 10/25/2016[4]	29,900	29,887
Fannie Mae 0.35% due 12/16/2016	2,000	1,999
Federal Home Loan Bank 0.30% due 10/7/2016–10/28/2016	27,300	27,296
JPMorgan Chase & Co. 1.03% due 3/13/2017	50,000	50,003
Mizuho Bank, Ltd. 0.69%–0.78% due 10/3/2016–11/7/2016[4]	76,100	76,065
Capital World Bond Fund — Page 21 of 26

Short-term securities	Principal amount (000)	Value (000)
Sumitomo Mitsui Banking Corp. 0.72% due 10/18/2016[4]	$47,500	$47,490
Svenska Handelsbanken Inc. 0.86% due 12/12/2016[4]	113,700	113,538
Total short-term securities (cost: $442,342,000)		442,426
Total investment securities 99.73% (cost: $12,365,988,000)		12,587,068
Other assets less liabilities 0.27%		34,077
Net assets 100.00%		$12,621,145
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $2,407,872,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 9/30/2016 (000)
			Receive (000)	Deliver (000)
Purchases:
Euros	10/6/2016	HSBC Bank	€23,100	$26,097	$(140)
Euros	10/13/2016	JPMorgan Chase	€6,132	$6,847	45
Euros	10/26/2016	Citibank	€97,700	$109,776	112
Euros	10/26/2016	HSBC Bank	€87,550	$98,441	31
Euros	10/26/2016	HSBC Bank	€64,529	$72,600	(21)
Euros	10/27/2016	Bank of America, N.A.	€24,526	$27,412	175
Euros	10/27/2016	UBS AG	€74,700	$84,476	(453)
Euros	10/28/2016	HSBC Bank	€21,407	$24,129	(49)
Euros	11/4/2016	Barclays Bank PLC	€32,535	$36,350	259
Euros	11/4/2016	Barclays Bank PLC	€32,439	$36,550	(49)
Euros	11/17/2016	JPMorgan Chase	€22,090	$24,886	(15)
Euros	11/23/2016	JPMorgan Chase	€7,037	$8,000	(75)
Japanese yen	10/6/2016	Bank of America, N.A.	¥5,566,143	$55,503	(600)
Japanese yen	10/6/2016	JPMorgan Chase	¥20,890,370	$208,268	(2,210)
Japanese yen	10/11/2016	Barclays Bank PLC	¥12,408,320	$121,709	711
Japanese yen	10/17/2016	HSBC Bank	¥4,334,444	$42,717	57
Japanese yen	10/20/2016	JPMorgan Chase	¥3,818,478	$37,219	469
Japanese yen	10/20/2016	JPMorgan Chase	¥1,246,991	$11,865	443
Japanese yen	10/20/2016	HSBC Bank	¥3,793,765	$37,009	435
Japanese yen	10/21/2016	Citibank	¥2,055,040	$20,097	187
Japanese yen	10/24/2016	HSBC Bank	¥12,195,000	$122,404	(2,021)
Japanese yen	10/27/2016	JPMorgan Chase	¥4,075,718	$39,905	333
Japanese yen	10/27/2016	UBS AG	¥3,810,986	$37,327	298
Japanese yen	10/27/2016	Citibank	¥3,129,013	$30,644	248
Japanese yen	10/27/2016	UBS AG	¥8,147,385	$81,000	(563)
Japanese yen	10/28/2016	HSBC Bank	¥7,480,691	$73,750	108
Japanese yen	10/28/2016	HSBC Bank	¥10,845,799	$108,357	(1,274)
Japanese yen	10/28/2016	Citibank	¥12,022,015	$120,037	(1,341)
Japanese yen	12/5/2016	JPMorgan Chase	¥3,360,440	$33,465	(232)
Japanese yen	12/5/2016	UBS AG	¥4,544,064	$45,247	(309)
Norwegian kroner	10/19/2016	Barclays Bank PLC	NKr207,685	$25,500	480
Norwegian kroner	10/26/2016	Bank of America, N.A.	NKr224,116	$27,638	398
Norwegian kroner	10/27/2016	Bank of America, N.A.	NKr450,693	$54,281	2,100
Norwegian kroner	11/3/2016	Bank of America, N.A.	NKr213,338	$25,732	956
Swedish kronor	10/19/2016	Barclays Bank PLC	SKr154,347	$18,221	(212)
Capital World Bond Fund — Page 22 of 26

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 9/30/2016 (000)
			Receive (000)	Deliver (000)
Swedish kronor	10/21/2016	Barclays Bank PLC	SKr42,772	$5,000	$(9)
Swedish kronor	10/24/2016	Barclays Bank PLC	SKr154,107	$18,502	(516)
					$(2,244)
Sales:
Australian dollars	10/12/2016	JPMorgan Chase	€27,361	A$40,000	$147
Australian dollars	10/19/2016	JPMorgan Chase	$2,424	A$3,200	(24)
Australian dollars	10/21/2016	UBS AG	$72,829	A$95,300	(73)
Australian dollars	10/24/2016	Bank of America, N.A.	$31,876	A$42,550	(671)
Australian dollars	10/26/2016	JPMorgan Chase	$17,192	A$22,500	(17)
British pounds	10/7/2016	Bank of America, N.A.	$1,386	£1,050	25
British pounds	10/13/2016	HSBC Bank	$979	£745	13
British pounds	10/18/2016	Bank of New York Mellon	$19,276	£14,800	85
British pounds	10/19/2016	Bank of New York Mellon	$8,856	£6,700	169
British pounds	10/19/2016	Barclays Bank PLC	$5,950	£4,500	114
British pounds	10/21/2016	HSBC Bank	$27,084	£20,350	695
British pounds	10/21/2016	Barclays Bank PLC	€23,981	£20,300	642
British pounds	10/21/2016	Barclays Bank PLC	$12,645	£9,500	326
British pounds	10/26/2016	UBS AG	$43,748	£33,393	443
British pounds	10/28/2016	HSBC Bank	¥1,716,264	£13,200	(174)
British pounds	11/3/2016	Bank of America, N.A.	$922	£710	1
Canadian dollars	10/17/2016	Bank of America, N.A.	€10,911	C$16,000	70
Canadian dollars	10/18/2016	Bank of America, N.A.	$23,610	C$31,150	(137)
Canadian dollars	10/26/2016	JPMorgan Chase	$15,333	C$20,000	85
Colombian pesos	10/7/2016	Citibank	$21,379	COP63,665,807	(673)
Colombian pesos	10/18/2016	Bank of America, N.A.	$385	COP1,158,000	(15)
Colombian pesos	11/4/2016	JPMorgan Chase	$15,625	COP45,946,200	(201)
Colombian pesos	11/10/2016	Citibank	$9,720	COP28,500,000	(87)
Euros	10/6/2016	UBS AG	$2,483	€2,200	11
Euros	10/6/2016	UBS AG	$2,257	€2,000	10
Euros	10/6/2016	Citibank	SKr219,338	€23,200	(493)
Euros	10/7/2016	HSBC Bank	NKr218,362	€23,475	935
Euros	10/12/2016	Bank of America, N.A.	CZK270,145	€10,000	(4)
Euros	10/12/2016	Citibank	SKr189,781	€20,000	(344)
Euros	10/13/2016	Citibank	$11,979	€10,730	(82)
Euros	10/17/2016	Bank of America, N.A.	$26,834	€24,000	(148)
Euros	10/21/2016	Citibank	SKr176,370	€18,550	(278)
Euros	10/24/2016	Citibank	NKr92,770	€10,000	359
Euros	10/24/2016	Citibank	$2,837	€2,500	25
Euros	10/26/2016	UBS AG	$8,646	€7,680	8
Euros	10/28/2016	HSBC Bank	¥3,813,079	€33,800	(373)
Euros	11/7/2016	HSBC Bank	$5,048	€4,500	(16)
Euros	11/9/2016	Citibank	$10,575	€9,500	(117)
Euros	11/18/2016	Bank of America, N.A.	$9,289	€8,250	—[14]
Euros	12/12/2016	Citibank	$20,069	€17,775	32
Hungarian forints	10/7/2016	HSBC Bank	€14,486	HUF4,500,000	(134)
Hungarian forints	11/4/2016	HSBC Bank	€359,235	HUF111,430,000	(2,184)
Indian rupees	10/7/2016	Citibank	$11,050	INR745,100	(123)
Indian rupees	10/7/2016	Citibank	$12,071	INR814,000	(135)
Indian rupees	10/13/2016	JPMorgan Chase	$39,446	INR2,625,500	116
Indian rupees	10/13/2016	UBS AG	$33,055	INR2,200,000	99
Indian rupees	11/10/2016	Citibank	$4,502	INR301,200	11
Indonesian rupiah	10/14/2016	JPMorgan Chase	$2,161	IDR28,589,600	(25)
Capital World Bond Fund — Page 23 of 26

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 9/30/2016 (000)
			Receive (000)	Deliver (000)
Israeli shekels	10/21/2016	HSBC Bank	$1,353	ILS5,100	$(9)
Israeli shekels	10/21/2016	HSBC Bank	$2,386	ILS9,000	(17)
Japanese yen	10/6/2016	Citibank	$8,825	¥885,000	95
Japanese yen	10/6/2016	Citibank	$4,487	¥450,000	49
Japanese yen	10/7/2016	Bank of America, N.A.	$12,251	¥1,225,204	166
Malaysian ringgits	10/14/2016	UBS AG	$18,991	MYR78,000	145
Malaysian ringgits	10/14/2016	JPMorgan Chase	$14,839	MYR61,000	101
Malaysian ringgits	10/14/2016	Citibank	$1,387	MYR5,700	10
New Zealand dollars	10/12/2016	JPMorgan Chase	€13,227	NZ$20,000	311
New Zealand dollars	10/19/2016	JPMorgan Chase	$2,134	NZ$3,000	(49)
New Zealand dollars	10/28/2016	Bank of America, N.A.	$23,677	NZ$32,450	77
New Zealand dollars	10/28/2016	Bank of America, N.A.	$23,640	NZ$32,600	(69)
Polish zloty	10/21/2016	Citibank	€13,842	PLN60,000	(118)
Polish zloty	10/26/2016	JPMorgan Chase	$39,167	PLN149,385	126
Polish zloty	11/4/2016	Barclays Bank PLC	€267,498	PLN1,157,000	(1,330)
Polish zloty	11/7/2016	Barclays Bank PLC	$27,569	PLN105,615	(27)
South African rand	10/6/2016	JPMorgan Chase	$592	ZAR8,500	(27)
South African rand	11/3/2016	JPMorgan Chase	$9,491	ZAR133,200	(151)
					$(2,824)
Forward currency contracts — net					$(5,068)
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $827,106,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 9/30/2016 (000)
Receive	LCH	3-month SEK-STIBOR	0.5725%	7/24/2020	SKr43,250	$158
Receive	LCH	3-month USD-LIBOR	1.572	9/16/2020	$60,000	1,055
Receive	LCH	3-month SEK-STIBOR	0.4825	9/22/2020	SKr300,000	985
Receive	LCH	3-month USD-LIBOR	1.2185	2/8/2021	$120,000	394
Receive	LCH	3-month USD-LIBOR	1.053	7/14/2021	50,000	(264)
Pay	LCH	3-month USD-LIBOR	2.1955	5/6/2025	60,000	(4,012)
Pay	LCH	3-month USD-LIBOR	1.5075	9/22/2026	9,600	(47)
Pay	LCH	6-month EURIBOR	0.7962	9/22/2036	€14,700	(282)
Receive	LCH	6-month EURIBOR	1.6073	7/9/2045	12,000	3,132
Pay	LCH	3-month USD-LIBOR	2.562	11/4/2045	$20,000	(3,804)
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	8,000	(1,470)
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	67,000	(12,171)
Pay	LCH	3-month USD-LIBOR	2.556	11/27/2045	47,000	(8,881)
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	30,000	(4,220)
Pay	LCH	3-month USD-LIBOR	2.116	4/15/2046	25,000	(2,067)
Receive	LCH	6-month EURIBOR	1.1193	5/27/2046	€20,000	2,314
Pay	LCH	3-month USD-LIBOR	1.794	8/3/2046	$50,000	(172)
						$(29,352)
Capital World Bond Fund — Page 24 of 26

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $15,825,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation at 9/30/2016 (000)
10 Year Euro-Bund Futures	Eurex	Long	50	December 2016	$9,294	$13
10 Year U.S. Treasury Note Futures	CME	Long	50	December 2016	6,531	25
						$38
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Step bond; coupon rate will increase at a later date.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,350,107,000, which represented 10.70% of the net assets of the fund.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $24,503,000, which represented .19% of the net assets of the fund.
[6]	Coupon rate may change periodically.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,819,000, which represented .03% of the net assets of the fund.
[9]	Purchased on a TBA basis.
[10]	Scheduled interest and/or principal payment was not received.
[11]	A portion of this security was pledged as collateral. The total value of pledged collateral was $49,133,000, which represented .39% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.
[13]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[14]	Amount less than one thousand.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.68% convertible preferred	3/10/2010-5/2/2013	$1,687	$414.01%
CEVA Group PLC, Series A-1, 3.68% convertible preferred	4/3/2013-8/27/2013	729	359.00
CEVA Group PLC	3/10/2010-5/2/2013	719	191.00
Total private placement securities		$ 3,135	$ 964.01%
Capital World Bond Fund — Page 25 of 26

Key to abbreviations and symbols
A$ = Australian dollars	Eurex = Eurex Exchange	MYR = Malaysian ringgits
ARS = Argentine pesos	EURIBOR = Euro Interbank Offered Rate	NKr = Norwegian kroner
BRL = Brazilian reais	G.O. = General Obligation	NZ$ = New Zealand dollars
£ = British pounds	HUF = Hungarian forints	PHP = Philippine pesos
C$ = Canadian dollars	IDR = Indonesian rupiah	PLN = Polish zloty
CLP = Chilean pesos	ILS = Israeli shekels	SEK = Swedish kronor
CME = CME Group	INR = Indian rupees	SEK/SKr = Swedish kronor
COP = Colombian pesos	¥ = Japanese yen	STIBOR = Stockholm Interbank Offered Rate
CZK = Czech korunas	LCH = LCH.Clearnet	TBA = To-be-announced
DKr = Danish kroner	LIBOR = London Interbank Offered Rate	THB = Thai baht
€ = Euros	LOC = Letter of Credit	TRY = Turkish lira
	MXN = Mexican pesos	ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-031-1116O-S54068	Capital World Bond Fund — Page 26 of 26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Capital World Bond Fund:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary schedule of investments, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 9, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By /s/Thomas Høgh
Thomas H. Høgh, President and Principal Executive Officer

Date: November 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Thomas Høgh
Thomas H. Høgh, President and Principal Executive Officer

Date: November 30, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2016